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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GUESS?, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

May 17, 2012

Dear Shareholder:

        We are pleased to invite you to the annual meeting of shareholders of Guess?, Inc. to be held on Thursday, June 21, 2012, at 9:00 a.m., local time, at the Beverly Hills Hotel, 9641 Sunset Boulevard, Beverly Hills, California 90210.

        At the annual meeting, you will be asked to: (i) elect one director, (ii) approve an amendment and restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan, (iii) ratify the appointment of independent auditors for the fiscal year ending February 2, 2013, and (iv) consider such other business as may properly come before the annual meeting. The enclosed proxy statement more fully describes the details of the business to be conducted at the annual meeting.

        Whether or not you plan to attend the annual meeting in person, your vote is very important. Accordingly, we hope that you will vote as soon as possible by using the telephone or Internet voting systems, or by completing and mailing the enclosed proxy card.

        Thank you for your ongoing support of and continued interest in Guess?, Inc.

Maurice Marciano Chairman of the Board

Paul Marciano Chief Executive Officer and Vice Chairman of the Board

GUESS?, INC.
1444 South Alameda Street
Los Angeles, California 90021

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 21, 2012

Time and Date:	9:00 a.m., local time, on Thursday, June 21, 2012
Place:	The Beverly Hills Hotel, 9641 Sunset Boulevard, Beverly Hills, California 90210
Items of Business:	1.	To elect one director for a term of three years and until his successor is duly elected and qualified.
	2.	To approve an amendment and restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan.
	3.	To ratify the appointment of independent auditors for the fiscal year ending February 2, 2013.
	4.	To consider such other business as may properly come before the annual meeting.
Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote at this annual meeting only if you were a Guess?, Inc. shareholder as of the end of business on May 2, 2012.
Admission:
Please note that space limitations make it necessary to limit attendance to shareholders and one guest. If your shares are held by a broker, bank or other nominee and you wish to attend the annual meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares as of the record date and bring it to the annual meeting. Admission to the annual meeting will be on a first-come, first-served basis. Cameras and recording devices will not be permitted at the annual meeting.
The annual meeting will begin promptly at 9:00 a.m., local time. Registration will begin at 8:30 a.m., local time.
Voting:
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy as soon as possible. You may submit your proxy for the annual meeting by using the telephone or Internet voting systems or by completing, signing, dating and returning your proxy card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers about the Proxy Materials and Annual Meeting" beginning on page 1 of this proxy statement and the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Maurice Marciano Chairman of the Board	Paul Marciano Chief Executive Officer and Vice Chairman of the Board

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about May 23, 2012.

GUESS?, INC.
1444 South Alameda Street
Los Angeles, California 90021

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To be held on June 21, 2012

        This proxy statement (the "Proxy Statement") and the enclosed form of proxy are being furnished commencing on or about May 23, 2012, in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of Guess?, Inc. (the "Company") of proxies in the enclosed form for use at the 2012 annual meeting of shareholders (the "Annual Meeting") to be held at the Beverly Hills Hotel, 9641 Sunset Boulevard, Beverly Hills, California 90210, on Thursday, June 21, 2012, at 9:00 a.m., local time, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q:    Why am I receiving these materials?

A:
The Board of Directors is providing these proxy materials for you in connection with the Annual Meeting, which will take place on June 21, 2012. As a shareholder as of May 2, 2012, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Q:    What information is contained in this Proxy Statement?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:    How do I obtain the Company's Annual Report on Form 10-K?

A:
A copy of the Company's fiscal 2012 Annual Report on Form 10-K is enclosed.

  Shareholders may request another free copy of the fiscal 2012 Annual Report on Form 10-K from:

    Guess?, Inc.
    Attn: Investor Relations
    1444 South Alameda Street
    Los Angeles, California 90021
    (213) 765-5578
     http://investors.guess.com

  The Company will also furnish any exhibit to the fiscal 2012 Annual Report on Form 10-K if specifically requested.

Q:    What may I vote on by proxy?

A:
(1)   The election of one nominee to serve on the Board;

(2)
The approval of an amendment and restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan; and

(3)
The ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending February 2, 2013 ("fiscal 2013").

Q:    How does the Board recommend I vote on the proposals?

A:
The Board recommends a vote FOR the nominee, FOR the approval of the amendment and restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan, and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for fiscal 2013. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted as recommended by the Board.

Q:    Who is entitled to vote?

A:
Shareholders as of the close of business on May 2, 2012 (the "Record Date") are entitled to vote at the Annual Meeting.

Q:    How many shares can vote?

A:
As of the Record Date, 89,970,864 shares of common stock (the "Common Stock") of the Company, the only voting securities of the Company, were issued and outstanding. Every shareholder of Common Stock is entitled to one vote for each share held.

Q:    How do I vote?

A:
You are eligible to vote at the Annual Meeting using one of four methods:

  •
  Voting by Internet.  To vote via the Internet, use the website indicated on the enclosed proxy card;

  •
  Voting by Telephone.  To vote by telephone, call the toll-free number on the enclosed proxy card;

  •
  Voting by Mail.  To vote by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided; or

  •
  Voting in Person.  To vote in person, you must attend the Annual Meeting and follow the procedures for voting announced at the Annual Meeting. Please note that if your shares are held by a broker or other nominee you must present a legal proxy from such broker or nominee in order to be able to vote at the Annual Meeting.

  The Internet and telephone voting procedures are designed to authenticate your identity, to allow you to vote your shares and to confirm that your voting instructions have been properly recorded. Specific instructions are set forth on the enclosed proxy card. In order to be timely processed, an Internet or telephone vote must be received by 1:00 a.m. Eastern Time on June 21, 2012. Regardless of the method you choose, your vote is important. Please vote by following the specific instructions on your proxy card. All proxies will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws.

  You have the right to revoke your proxy at any time before the Annual Meeting by:

    •
    Notifying the Corporate Secretary of the Company in writing;

    •
    Returning a later-dated proxy card;

    •
    Entering a later-dated telephone or Internet vote; or

    •
    Voting in person.

  Attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the meeting.

Q:    What if my shares are held in "street name?"

A:
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote these shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:    What shares are included on the proxy card(s)?

A:
The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), vote by Internet, telephone or in person at the Annual Meeting, your shares will not be voted.

Q:    What does it mean if I get more than one proxy card?

A:
If your shares are registered differently and are in more than one account, you will receive more than one proxy card. If you intend to vote by return mail, sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent:

    Computershare Investor Services
    P.O. Box 43078
    Providence, Rhode Island 02940-3078
    (877) 282-1168 or
    (781) 575-4593
     www.computershare.com

Q:    How may I obtain a separate set of voting materials?

A:
If you share an address with another shareholder, you may receive only one set of proxy materials (including our fiscal 2012 Annual Report on Form 10-K and this Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials at:

    Guess?, Inc.
    Attn: Investor Relations
    1444 South Alameda Street
    Los Angeles, California 90021
    (213) 765-5578

  Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials in the future.

Q:    What is a "quorum?"

A:
A "quorum" is a majority of the outstanding shares entitled to vote. They may be present at the Annual Meeting or represented by proxy. A quorum must have been established in order to consider any matter at the Annual Meeting.

Q:    What is required to approve each proposal?

A:
The one candidate for director receiving the most votes will be elected as director of the Company. Shareholders may not cumulate their votes. All other proposals require the affirmative "for" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting.

  A properly executed proxy marked "Abstain" with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of directors.

Q:    What is the impact of not casting your vote if you hold shares beneficially in street name?

A:
If you hold your shares in street name and you do not provide your broker with specific voting instructions, your broker may vote your shares only with respect to certain matters considered routine. The uncontested election of directors and the proposal to approve the amendment and restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan are not considered routine matters. Therefore, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors (Proposal No. 1) or the proposal to approve the amendment and restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan (Proposal No. 2), no votes will be cast on your behalf for these matters. These "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal. Your broker is expected to have discretion to vote any uninstructed shares on the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors (Proposal No. 3).

  Your broker will provide you with directions on voting your shares, and you should instruct your broker to vote your shares according to those instructions.

Q:    How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card will give authority to each of J. Michael Prince, our Chief Operating Officer, Deborah Siegel, our General Counsel and Secretary, and Jason Miller, our Assistant General Counsel and Assistant Secretary, to vote on such matters at their discretion.

Q:    What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future shareholder meetings as follows:

  Shareholder Proposals:    For a shareholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the written proposal must be received by the Corporate Secretary of the Company at our principal executive offices no later than January 23, 2013. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission

  ("SEC") regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

    Guess?, Inc.
    Attn: Corporate Secretary
    1444 South Alameda Street
    Los Angeles, California 90021

  For a shareholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Common Stock to approve that proposal, provide the information required by the bylaws of the Company (the "Bylaws") and give timely notice to the Corporate Secretary of the Company in accordance with the Bylaws, which, in general, require that the notice be received by the Corporate Secretary of the Company:

    •
    Not earlier than March 23, 2013, and

    •
    Not later than the close of business on April 22, 2013.

    If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of the Annual Meeting, then notice of a shareholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8 must be received no later than the close of business on the tenth day following the day on which notice of the date of such annual meeting is mailed to the shareholders or the date on which public disclosure of the date of such annual meeting is made, whichever is first.

  Nomination of Director Candidates:    You may propose director candidates for consideration by the Board's Nominating and Governance Committee in accordance with the procedures set forth in the Bylaws, as summarized under the caption "Corporate Governance and Board Matters—Consideration of Director Nominees—Shareholder Nominees" herein.

  Copy of Bylaw Provisions:    You may contact the Company's Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. The Bylaws also are available on the Company's website at http://investors.guess.com.

Q:    How is the Company soliciting proxies for the Annual Meeting?

A:
This solicitation is made by mail on behalf of the Board of Directors. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, facsimile or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

Q:    How can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and publish preliminary and/or final voting results (as available) in a Current Report on Form 8-K within four business days following the Annual Meeting.

Q:    How may I communicate with the Company's Board or the non-management directors on the Company's Board?

A:
You may communicate with the Board by submitting an e-mail to the Company's Board at bod@guess.com. All directors have access to this e-mail address. Communications from shareholders or any other interested parties that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Lead Independent Director.

Q:    What is the Company's fiscal year?

A:
The Company's fiscal year is the 52 or 53-week period that ends on the Saturday nearest to January 31 of each year. Unless otherwise stated, all information presented in this Proxy Statement is based on the Company's fiscal calendar.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON JUNE 21, 2012

        This Proxy Statement and our Annual Report on Form 10-K for the Fiscal Year Ended January 28, 2012 are available at www.edocumentview.com/ges.

 PROPOSAL NO. 1: ELECTION OF CLASS I DIRECTOR
(Item 1 on Proxy Card)

        Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is divided into three classes of directors serving staggered terms (Classes I, II and III). One class of directors is elected at each annual meeting of shareholders for a three-year term and will hold office until their successors shall have been elected and qualified. The Bylaws authorize a Board of Directors consisting of not less than three or more than fifteen directors. The Board of Directors currently consists of seven members of whom Gianluca Bolla is a Class I director, Judith Blumenthal, Anthony Chidoni and Paul Marciano are Class II directors, and Kay Isaacson-Leibowitz, Maurice Marciano and Alex Yemenidjian are Class III directors.

        At the Annual Meeting, one Class I director is to be elected to serve for a term to expire at the 2015 annual meeting. The nominee for this position is Gianluca Bolla (the "Class I Nominee"), who is standing for re-election to the Board. Mr. Bolla is not employed by, or otherwise affiliated with, the Company.

        Mr. Bolla has consented to being named in this Proxy Statement and has agreed to serve as a member of the Board of Directors if elected. Information regarding Mr. Bolla and the continuing directors whose terms expire in 2013 and 2014 is set forth under the heading "Directors and Executive Officers" herein.

        The Class I director will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders may not cumulate their votes. If the Class I Nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote for such other person as the Board of Directors may designate. In no event will the shares represented by the proxies be voted for more than one Class I director at the Annual Meeting.

        The Board of Directors unanimously recommends a vote FOR the Class I Nominee.

 PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT AND RESTATEMENT
OF THE GUESS?, INC. 2002 EMPLOYEE STOCK PURCHASE PLAN
(Item 2 on the Proxy Card)

        Shareholders are being asked to approve an amended and restated version of the Guess?, Inc. 2002 Employee Stock Purchase Plan, as previously amended and restated (the "ESPP"). The proposed amendment and restatement of the ESPP was approved, subject to shareholder approval, by the Board of Directors on March 12, 2012. Prior to the amendment and restatement, the ESPP was scheduled to expire on March 23, 2012. The proposed amended and restated ESPP would extend the Company's ability to grant new awards under the ESPP until March 11, 2022. In addition to this extension of the term of the ESPP, the proposed amended and restated ESPP contains certain other technical amendments deemed advisable by the Board of Directors. If shareholders do not approve this ESPP proposal, the current term of the ESPP will remain in effect and no further ESPP purchases will be permitted.

        As of May 2, 2012, 4,000,000 shares of Common Stock were authorized for issuance under the ESPP. Of these shares, 793,224 shares have previously been purchased and 3,206,776 shares remain available for purchase in the current and future offering periods under the ESPP. The proposed amendments will not increase the number of shares authorized for issuance under the ESPP.

        Under the ESPP, shares of Common Stock are available for purchase by eligible employees who elect to participate in the ESPP. Eligible employees are entitled to purchase, by means of payroll deductions, limited amounts of Common Stock during periodic offering periods.

        The Board of Directors believes that the ESPP helps the Company retain and motivate eligible employees and helps further align the interests of eligible employees with those of the Company's shareholders. Extending the term of the ESPP will allow us to continue to offer participation in the ESPP in the future.

Summary Description of the Guess?, Inc. 2002 Employee Stock Purchase Plan

        The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, which is attached as Appendix A to this Proxy Statement.

        Purpose.    The purpose of the ESPP is to provide eligible employees with an incentive to advance the best interests of the Company (and its participating subsidiaries) by providing an opportunity to purchase shares of Common Stock through accumulated payroll deductions at a favorable price and upon favorable terms in consideration of the participating employees' continued services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company's employ and to advance the best interests of the Company and those of the Company's shareholders.

        Operation of the ESPP.    The ESPP generally operates in successive three-month periods referred to as "Offering Periods." The determination of the duration of future Offering Periods may be changed from time to time. However, only one Offering Period may be in effect at any one time, and an Offering Period may not be shorter than three months and may not be longer than 27 months. Although the ESPP gives us flexibility to change the structure of future Offering Periods, at present we expect that Offering Periods will continue to commence on the last Monday of the second fiscal month of each fiscal quarter and terminate on the penultimate Friday of the second fiscal month of the immediately following fiscal quarter. We may change, if we desire, the Offering Periods in the future.

        On the first day of each Offering Period (referred to as the "Enrollment Date"), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of Common Stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that

Offering Period for the purchase of stock under the ESPP. The participant's contributions under the ESPP will be credited to a bookkeeping account in his or her name. A participant generally may elect to terminate, but may not otherwise increase or decrease, his or her contributions to the ESPP during an Offering Period. Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

        Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the "Exercise Date"). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant's ESPP account balance as of the Exercise Date by the "Purchase Price" for that Offering Period. The determination of the Purchase Price for an Offering Period will equal the lesser of (1) 85% of the fair market value of a share of the Common Stock on the applicable Enrollment Date, or (2) 85% of the fair market value of a share of Common Stock on the applicable Exercise Date. A participant's ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Purchase Price of the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the ESPP.

        Eligibility.    Only certain employees will be eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Enrollment Date of that period an individual must:

  •
  be employed by the Company or one of its subsidiaries that has been designated as a participating subsidiary;

  •
  be customarily employed for at least twenty hours per week; and

  •
  be customarily employed for more than five months per calendar year.

        As of May 2, 2012, approximately 8,000 employees of the Company and its subsidiaries (including 3 of our named executive officers) were eligible to participate in the ESPP. Our non-employee directors are not eligible to participate in the ESPP.

        Limits on Authorized Shares; Limits on Contributions.    A maximum of 4,000,000 shares of Common Stock may be purchased under the ESPP (of which, as of May 2, 2012, 793,224 shares had been purchased in past Offering Periods and 3,206,776 shares remained available under the plan). As noted above, the proposed amendments to the ESPP will not increase the number of shares authorized for issuance under the ESPP.

        Participation in the ESPP is also subject to the following limits:

  •
  A participant cannot contribute less than 1% or more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

  •
  A participant cannot purchase more than 200,000 shares of Common Stock under the ESPP in any one Offering Period.

  •
  A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

  •
  A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the "Code").

        We have the flexibility to change the 1% and 15% contribution limits and the individual share limit referred to above from time to time without shareholder approval. However, we cannot increase the aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without shareholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

        Anti-dilution Adjustments.    As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our shareholders.

        Possible Early Termination of the ESPP.    The ESPP provides that, in the event of the dissolution or liquidation of the Company or any other event that the Company does not survive or does not survive as a publicly-traded company in respect of its stock, the ESPP and, if such event is prior to the last day of an Offering Period, any outstanding option with respect to that Offering Period, will terminate, subject to any provision that has been made by the Board of Directors for the survival, substitution, assumption, exchange or other settlement of the ESPP and options granted thereunder. In the event that a participant's option under the ESPP is terminated without a provision having been made by the Board of Directors for a substitution, exchange or other settlement of the option, such participant's account balance will be paid in cash without interest.

        Termination of Participation.    A participant's election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant's participation in the ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by the Company or one of its participating subsidiaries for any reason or if the participant elects to terminate his or her plan contributions in accordance with the ESPP. If a participant's ESPP participation terminates during an Offering Period under such circumstances, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest.

        In the event a participant remains employed by the Company or one of its participating subsidiaries but the participant is no longer an eligible employee under the ESPP, or if the participant commences an approved leave of absence that meets certain requirements, prior to the applicable Exercise Date, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and the participant's ESPP account balance will continue to be held by the Company and be used at the end of that Offering Period to exercise the participant's option (subject to the participant's right to request a withdrawal from the plan). However, a participant's termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

        Transfer Restrictions.    A participant's rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution. The ESPP also provides that, unless otherwise provided by the Board of Directors or the Compensation Committee of the Board of Directors prior to the start of any Offering Period, shares purchased by a participant on each Exercise Date that occurs after April 1, 2009 must be held and not sold by the participant for a minimum period of six months following the applicable Exercise Date.

        Administration.    The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board of Directors has appointed the Compensation Committee of the Board of Directors as the current administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons.

        No Limit on Other Plans.    The ESPP does not limit the ability of the Board of Directors or any committee of the Board of Directors to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        Amendments.    The Board of Directors generally may amend, suspend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Shareholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The ESPP administrator also may, from time to time, without shareholder approval and without limiting the Board of Directors' amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP's eligibility rules.

        Termination.    The proposed amendment and restatement of the ESPP would extend the Company's ability to grant new awards under the ESPP until March 11, 2022. If shareholders do not approve this ESPP proposal, the ESPP will expire and no further purchases will be permitted. The ESPP will also terminate if all of the shares authorized under the ESPP have been purchased or if the Board of Directors elects to terminate the ESPP earlier.

Federal Income Tax Consequences of the ESPP

        Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local or international tax consequences.

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant's ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

        Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a "Required Holding Period" before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Enrollment Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

        If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Enrollment Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Enrollment Date), or (2) the gain on the sale of the shares. Any portion of the participant's gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

        The participant has a "Disqualifying Disposition" if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Exercise Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Exercise Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Specific Benefits

        The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of Common Stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the amended and restated version of the ESPP had been in effect for fiscal 2012, we do not expect that the number of shares purchased by participants in the plan during that year would have been materially different from the number of shares set forth in the table below.

        The closing market price for a share of the Company's Common Stock as of May 2, 2012 was $29.88 per share.

 AGGREGATE PAST PURCHASES UNDER THE GUESS?, INC. 2002 EMPLOYEE STOCK PURCHASE PLAN

Name	Aggregate Number of Shares Purchased Under the ESPP in the Fiscal Year Ended January 28, 2012	Aggregate Number of Shares Purchased Under the ESPP in All Completed Offering Periods
Named Executive Officers:
Maurice Marciano	—	—
Paul Marciano	—	—
J. Michael Prince	596	691
Michael Relich	—	7,088
Dennis Secor	606	3,315
Total for All Current Executive Officers (6 persons):	1,202	11,094
Non-Executive Director Group:
Judith Blumenthal	—	—
Gianluca Bolla(1)	—	—
Anthony Chidoni	—	—
Kay Isaacson-Leibowitz	—	—
Alex Yemenidjian	—	—
Each other person who has received 5% or more of the options, warrants or rights under the ESPP	—	—
All other employees, including all current officers who are not executive officers or directors, as a group	46,254	782,130
Total	47,456	793,224

(1)
Mr. Bolla has been nominated to stand for re-election at the Annual Meeting.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth, for each of the Company's equity compensation plans, the number of shares of Common Stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants, in each case, as of January 28, 2012.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (excluding shares reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	2,017,285	$29.61	17,581,106	(1)
Equity compensation plans not approved by shareholders	—	—	—
Total	2,017,285	$29.61	17,581,106	(1)

(1)
Of this number, (i) 13,429,837 shares were available at January 28, 2012 for future issuance under stock options, SARs, restricted stock awards, stock units, performance share awards or performance units under the Company's 2004 Equity Incentive Plan, (ii) no shares were available for issuance under the Company's 1996 Equity Incentive Plan, (iii) 3,220,931 shares were available at January 28, 2012 for future issuance pursuant to the Company's 2002 Employee Stock Purchase Plan and (iv) 930,338 shares were available at January 28, 2012 for future issuance under stock options and restricted stock awards under the Company's 2006 Non-Employee Directors' Stock Grant and Stock Option Plan.

  Vote Required for Approval of the Amendment and Restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan

          The Board of Directors believes that the proposed amendments to the ESPP will promote the interests of the Company and our shareholders and will help us and our subsidiaries continue to be able to attract, retain and reward persons important to our success.

          The favorable vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve the amendment and restatement of the ESPP.

          The Board of Directors unanimously recommends a vote FOR the approval of the amendment and restatement of the Guess?, Inc. 2002 Employee Stock Purchase Plan as described above.

 PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS
(Item 3 on Proxy Card)

          The Audit Committee has selected the firm of Ernst & Young LLP ("Ernst & Young") to act as the Company's independent auditors for the fiscal year ending February 2, 2013, and recommends that the shareholders vote in favor of such appointment. In making its selection of independent auditors, the Audit Committee considered whether Ernst & Young's provision of services other than audit services, including its past and current tax planning and tax advisory services, is compatible with maintaining independence as the Company's independent registered public accounting firm. Ernst & Young has served as the Company's independent auditors since March 19, 2007.

          Shareholder approval of the selection of Ernst & Young as our independent auditors is not required by our Bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditors. The Audit Committee will consider the results of the shareholder vote for this proposal and, in the event of a negative vote, will reconsider its selection of Ernst & Young. Even if Ernst & Young's appointment is ratified by the shareholders, the Audit Committee may, at its discretion, appoint a new independent auditing firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders.

          We expect that a representative of Ernst & Young will be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as he or she may desire.

          The favorable vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to ratify the selection of Ernst & Young.

          The Board of Directors unanimously recommends a vote FOR the ratification of Ernst & Young.

 RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Independent Registered Public Accountants Fee Summary

        Aggregate fees billed to us for the fiscal years ended January 28, 2012 and January 29, 2011 by Ernst & Young LLP, our independent auditors, are as follows (dollars in thousands):

	Year Ended Jan. 28, 2012	Year Ended Jan. 29, 2011
Audit fees(1)	$2,763	$2,526
Audit related fees(2)	749	48
Tax fees(3)	669	631
All other fees(4)	—	—

Total	$4,181	$3,205

(1)
"Audit fees" consist of fees for professional services rendered for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K, including the audit of internal controls required by Section 404 of the Sarbanes-Oxley Act of 2002, the review of financial statements included in Form 10-Qs, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)
"Audit related fees" consist of fees for services related to due diligence matters, employee benefit plans, certain agreed-upon procedures and other services that are reasonably related to the performance of the audit or review of the Company's financial statements and internal controls that are not reported under "Audit fees."

(3)
"Tax fees" consist of fees for tax compliance and tax advice. For fiscal 2012, the amount includes $222,000 for tax compliance and preparation services and $447,000 for all other tax related services. For fiscal 2011, the amount includes $312,000 for tax compliance and preparation services and $319,000 for all other tax related services.

(4)
"All other fees" consist of fees for any services not included in the first three categories.

        All non-audit services were pre-approved by our Audit Committee pursuant to the pre-approval policies and procedures described below.

        The Audit Committee considered whether the provision of non-audit services provided by Ernst & Young during fiscal 2012 was compatible with maintaining auditor independence. In addition to retaining Ernst & Young to audit and review our consolidated financial statements for fiscal 2012, the Company retained Ernst & Young, as well as other accounting firms, to provide other advisory services in fiscal 2012. The Company understands the need for its independent auditors to maintain objectivity and independence in its audit of the Company's financial statements.

        The Audit Committee utilizes a policy pursuant to which the audit, audit-related, and permissible non-audit services to be performed by the independent auditor are pre-approved prior to the engagement to perform such services. Pre-approvals are detailed as to the particular service or category of service and the independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with the pre-approvals, including the related fees. In addition to regular pre-approvals by the Audit Committee, the Audit Committee Chairperson may also pre-approve services to be performed by the independent auditor on a case-by-case basis, in accordance with authority delegated by the Audit Committee. Approvals made pursuant to this delegated authority are normally reported to the Audit Committee at its next meeting.

        The Audit Committee Charter requires that the lead partner assigned to our audit be rotated at least every five years and that other audit partners be rotated at least every seven years.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the Company's system of internal control over financial reporting and the qualifications, independence and performance of the Company's internal audit function and independent auditor. Management is responsible for the financial reporting process, including the Company's system of internal control over financial reporting, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles in the United States. The Company's independent auditor is responsible for performing an independent audit of the Company's financial statements, expressing an opinion as to the conformity of the Company's audited financial statements with generally accepted accounting principles in the United States, and expressing an opinion on the Company's internal control over financial reporting.

        The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended January 28, 2012. In addition, we have discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by the AICPA professional standards, Vol. 1 AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, pertaining to communications with audit committees. We have also received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and we have discussed with the independent auditor the independent auditor's independence.

        The Audit Committee has met with Ernst & Young, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2012 for filing with the SEC.

By the Audit Committee,
Anthony Chidoni, Chairperson Judith Blumenthal Gianluca Bolla Alex Yemenidjian

 DIRECTORS AND EXECUTIVE OFFICERS

        The directors, director nominee and executive officers of the Company as of May 17, 2012 are as follows:

Name	Age	Position
Maurice Marciano	63	Chairman of the Board
Paul Marciano	60	Chief Executive Officer and Vice Chairman of the Board
Judith Blumenthal	66	Director
Gianluca Bolla(1)	53	Director
Anthony Chidoni	60	Director
Kay Isaacson-Leibowitz	65	Director
Alex Yemenidjian	56	Director
Chet Kuchinad	53	Chief People Officer
J. Michael Prince	41	Chief Operating Officer
Michael Relich	51	Executive Vice President and Chief Information Officer
Dennis Secor	49	Senior Vice President and Chief Financial Officer

(1)
Gianluca Bolla has been nominated to stand for re-election at the Annual Meeting.

        With respect to the directors and director nominee named above, Judith Blumenthal, Gianluca Bolla, Anthony Chidoni, Kay Isaacson-Leibowitz and Alex Yemenidjian are deemed to be "independent" directors under the director independence standards of the NYSE.

        Maurice Marciano was one of the founders of the Company in 1981. Since that time, he has served in a number of senior executive positions with the Company, including his role as executive Chairman of the Board, from 2007 until January 28, 2012. Between 1999 and 2007, he served as Co-Chairman of the Board and Co-Chief Executive Officer, together with his brother, Paul Marciano. Mr. Marciano retired as an employee and executive of the Company on January 28, 2012. However, he continues to serve as non-executive Chairman of the Board and to provide consulting services to the Company under the terms of a two-year consulting agreement entered into in connection with his retirement. Mr. Marciano has served as a director of the Company since 1981 (except for the period from January 1993 to May 1993). His present term as a Class III director will expire at the 2014 annual meeting of shareholders. As a co-founder and leader within the Company for over 30 years, Mr. Marciano brings a wealth of both Company-specific and industry-wide knowledge and experience to the Board. His strategic vision and global approach have been instrumental in helping the Board to effectively oversee the overall business and direction of the Company.

        Paul Marciano joined the Company two months after its inception in 1981. Since that time, he has served in a number of senior executive positions with the Company, including his current role as Chief Executive Officer and Vice Chairman of the Board, positions he has held since 2007. Between 1999 and 2007, he served as Co-Chairman of the Board and Co-Chief Executive Officer. Mr. Marciano has also served as a director of the Company since 1990. His present term as a Class II director will expire at the 2013 annual meeting of shareholders. Like his brother, Maurice Marciano, Mr. Marciano brings to the Board a vast amount of knowledge and experience accumulated over the life of the Guess brand. Mr. Marciano's day-to-day leadership as Chief Executive Officer provides a direct and valuable link between management and the Board and his creative and strategic vision for the brand help to guide the Board's overall approach.

        Judith Blumenthal has been a professor at the University of Southern California's Marshall School of Business since January 1996. She has developed and taught undergraduate, graduate and executive education courses in strategic management, organizational design, alliances and cooperative agreements, retailing and corporate governance. Her research on strategic management has been published in several academic journals, and she has presented numerous papers at conferences in the United States, Europe and Asia. Dr. Blumenthal served as Associate Dean at USC's Marshall School of Business from January 1996 through March 2000 and as USC's Associate Vice President, Alumni Relations and Executive Director of the USC Alumni Association from April 2000 through June 2006. In addition, she has worked as a consultant, advising companies on strategic, organizational, and marketing matters. Prior to her academic career, Dr. Blumenthal held training and organizational development positions in retailing and other industries. She received her bachelor's degree in English from Hunter College of the University of New York, and her M.B.A. and Ph.D. degrees in Business Administration from USC. Dr. Blumenthal has served as a director of the Company since June 2007 and her present term as a Class II director will expire at the 2013 annual meeting of shareholders. Dr. Blumenthal's academic background as a business school professor teaching in the areas of strategy, organizational design, retailing and corporate governance provides the Board with a unique and constantly evolving perspective from outside of the normal corporate environment.

        Gianluca Bolla has been a shareholder and director of Accord Management, S.r.L., an Italian private equity firm that specializes in the Italian mid-market, since the end of 2008. In addition, since 1994, Mr. Bolla has been a shareholder and director of Valdo Spumanti S.r.l., a leading producer of Prosecco, an Italian dry sparkling wine. From 1988 until 2007, Mr. Bolla held a number of executive positions with various subsidiaries of Barilla Holding S.p.A. ("Barilla"), a privately-held Italian food company with global revenues of over €4 billion. He ultimately served from 2001 until 2007 as Chief Executive Officer of Barilla G. e R. Fratelli S.p.A., a global business with revenues of over €2.5 billion. Prior to joining Barilla, Mr. Bolla was a corporate finance associate for two years with Salomon Brothers Inc., where he started after receiving his M.B.A. from the UCLA Graduate School of Management. Mr. Bolla has served as a director of the Company since April 2010 and his present term as a Class I director will expire at the Annual Meeting. As the Company continues its global expansion throughout Europe and beyond, Mr. Bolla's experience as the Chief Executive Officer of a large global business based in Italy provides the Board with a valuable and unique perspective into international growth and management.

        Anthony Chidoni has been the principal and owner of Lorelle Capital, a private hedge fund, since January 2004. From January 1990 to January 2004, he was the Managing Director of Private Client Business in the Los Angeles office of investment bank Credit Suisse First Boston, and its predecessor Donaldson Lufkin & Jenrette, where he had served in various positions for 21 years. Mr. Chidoni has served as a director of the Company since November 2002 and his present term as a Class II director will expire at the 2013 annual meeting of shareholders. Mr. Chidoni's extensive background in investment banking and more recently as the principal and owner of a private hedge fund provides the Board with a valuable Wall Street perspective, a broad and deep insight into the capital markets and direct experience performing detailed review and analysis of public company financial statements.

        Kay Isaacson-Leibowitz served as Executive Vice President of Beauty Niches for Victoria's Secret Stores, a leading retailer of lingerie and beauty products, from July 2003 to July 2005. From 1995 to 2003, Ms. Isaacson-Leibowitz served as Executive Vice President of Merchandising for Victoria's Secret Stores. From 1994 to 1995, she served as acting President and Senior Vice President of Merchandising for Banana Republic, a division of The Gap, Inc. Ms. Isaacson-Leibowitz is a director, chair of the succession planning and management development committee and member of the compensation committee of Coldwater Creek, a multi-channel specialty retailer of women's apparel and accessories in the United States, primarily targeting women 35 years of age and older. She is also a co-founder, co-chairperson and board member for World of Children, a non-profit organization devoted to children globally. Ms. Isaacson-Leibowitz has served as a director of the Company since July 2006 and her present term as a Class III director will expire at the 2014 annual meeting of shareholders. Ms. Isaacson-Leibowitz's extensive career in the retail industry, and in particular as an executive and senior merchant for brands such as Victoria's Secret and Banana Republic, allows her to provide valuable insights to the Board in key areas such as merchandising strategy and brand management, as well as product design and production.

        Alex Yemenidjian has served as Chairman of the Board and Chief Executive Officer of Tropicana Las Vegas Hotel & Casino, Inc. since July 2009 and as Chairman of the Board and Chief Executive Officer of Armenco Holdings, LLC, a private investment company, since January 2005. Mr. Yemenidjian served as Chairman of the Board and Chief Executive Officer of Metro-Goldwyn-Mayer Inc., a leading entertainment, gaming and hospitality company, from April 1999 to April 2005 and was a director thereof from November 1997 to April 2005. Mr. Yemenidjian also served as a director of MGM Resorts International, Inc. ("MGM") (formerly MGM Grand, Inc. and MGM Mirage Resorts, Inc.) from 1989 to 2005 and was its President from 1995 to 1999. He also served MGM in other capacities, including as Chief Operating Officer from 1995 until 1999 and as Chief Financial Officer from 1994 to 1998. In addition, Mr. Yemenidjian served as an executive of the Tracinda Corporation, the majority owner of both Metro-Goldwyn-Mayer Inc. and MGM MIRAGE, from 1990 to 1997 and again during 1999. Prior to 1990, Mr. Yemenidjian was the managing partner of Parks, Palmer, Turner & Yemenidjian, Certified Public Accountants. Mr. Yemenidjian is currently a director and chairman of the audit committee of Regal Entertainment Group, which operates the largest motion picture theatre circuit in the United States, and a trustee of Baron Investment Funds Trust and Baron Select Funds, mutual funds. Mr. Yemenidjian has served as a director of the Company since May 2005 and his present term as a Class III director will expire at the 2014 annual meeting of shareholders. Mr. Yemenidjian is able to provide the Board with the unique perspective of someone with significant experience as a Chief Executive Officer, including both currently with Tropicana Las Vegas and previously with publicly-traded Metro-Goldwyn-Mayer. In addition, his strong accounting and finance background, including experience as a Chief Financial Officer, provides the Board with valuable insight and a depth of knowledge and experience with respect to accounting and finance related matters.

        Chet Kuchinad was appointed as the Company's Chief People Officer in February 2012. Mr. Kuchinad joined the Company from ASDA, a subsidiary of Wal-Mart Stores Inc. with over 500 stores across the United Kingdom, where he served on the ASDA Executive Board as the Executive People Director since 2009. From 2003 until 2009, he was employed by Starbucks Corporation, where he ultimately served as Executive Vice President, Human Resources. Mr. Kuchinad's other experience includes serving as Global Director of Compensation and Benefits and Senior Director, Human Resources at Nike, Inc. from 1996 until 2003 and as Director of International Compensation and Benefits at McDonald's Corp. from 1992 until 1996. Mr. Kuchinad received an MS in Statistics from Marquette University.

        J. Michael Prince joined the Company in November 2010 from Nike, Inc., where he served since 2009 as Chief Financial Officer of the Nike Affiliates division, which manages a portfolio of global lifestyle and sports brands. Mr. Prince held the same position for Converse, Inc., a Nike subsidiary, from 2006 to 2009, and was previously the Vice President of Finance for Converse, Inc. from 2005 to 2006. Mr. Prince's other experience includes serving as the Vice President, Corporate Finance at BancFirst Corporation from 2003 to 2005 and as a Senior Auditor with PricewaterhouseCoopers, LLP from 1993 to 1997. Mr. Prince received a Masters of Business Administration degree from the Fuqua School of Business at Duke University.

        Michael Relich has served as the Company's Executive Vice President and Chief Information Officer since July 2010 and had previously served as Senior Vice President and Chief Information Officer since he joined the Company in May 2004. Prior to joining the Company, he served as Chief Information Officer and Senior Vice President of MIS and E-Commerce of Wet Seal, Inc., a specialty apparel retailer, from August 2001 to May 2004, and as Senior Vice President, Engineering of Freeborders, Inc., a Product Lifecycle Management (PLM) solutions provider, from March 2000 to August 2001. Mr. Relich also held senior level IT positions with retailers HomeBase Inc. from 1995 to 2000, where he ultimately served as Assistant Vice President of MIS, and Broadway Stores Inc. from 1983 to 1995, where he ultimately served as Director of Merchandise Systems.

        Dennis Secor has served as the Company's Senior Vice President and Chief Financial Officer, as well as Principal Financial and Accounting Officer, since he joined the Company in July 2006. Mr. Secor joined the Company from Electronic Arts Inc., a leading developer of video game software, where he served from August 2004 as Vice President and Chief Financial Officer of its Canadian division. Prior to joining Electronic Arts, he was employed from April 2001 to July 2004 at Callaway Golf Company, where he served as Corporate Controller and Chief Accounting Officer and ultimately as Senior Vice President, Finance. From 1996 to 2001, Mr. Secor served in a variety of positions with Polaroid Corporation, ultimately serving as European Financial Controller. Mr. Secor, a certified public accountant, began his career with Arthur Andersen & Co., where he spent five years.

 CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence, Structure and Committee Composition

        The Board is composed of seven directors, five of whom qualify as independent directors pursuant to the rules adopted by the SEC applicable to the corporate governance standards for companies listed on the NYSE. In determining independence, the Board affirmatively determines that directors have no direct or indirect material relationship with the Company. When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Board further considers whether the transactions were at arm's length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties. In addition, the Board uses the following categorical standards to determine director independence: (1) not being a present or former employee, or having an immediate family member as an executive officer, of the Company within the past three years; (2) not personally receiving, or having an immediate family member receive, during any twelve-month period within the last three years, more than $120,000 of direct compensation from the Company other than (a) for Board or committee service, pension or other forms of deferred compensation for prior service or (b) by an immediate family member for services as an employee of the Company (other than as an executive officer); (3) not (a) being a current partner or employee of a firm that is the Company's internal or external auditor; (b) having an immediate family member who is a current partner of such a firm; (c) having an immediate family member who is a current employee of such a firm and personally works on the Company's audit; or (d) being within the last three years or having an immediate family member who was within the last three years a partner or employee of such a firm and personally worked on the Company's audit within that time; (4) not being employed, or having an immediate family member employed, within the past three years as an executive officer of another company where now or at any time during the past three years any of the Company's present executive officers serve or served on the other company's compensation committee; (5) not being an executive officer or employee, or having an immediate family member who is an executive officer, of a company that makes or made payments to, or receives or received payments from, the Company, for property or services in an amount which, in any of the past three fiscal years, exceeds or exceeded the greater of $1 million, or 2% of the other company's consolidated gross revenues; (6) not being an executive officer of a charitable organization of which the Company has within the preceding three years made any contributions to that organization in any single fiscal year that exceeded the greater of $1 million, or 2% of the charitable organization's consolidated gross revenues; (7) not accepting directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries, provided that compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); and (8) not being an affiliated person of the Company or any of its subsidiaries.

        Applying these categorical standards and considering all relevant facts and circumstances, the Board determined that the following directors qualify as independent: Judith Blumenthal, Gianluca Bolla, Anthony Chidoni, Kay Isaacson-Leibowitz and Alex Yemenidjian (the "Independent Directors").

        Each of the members of each of the committees of the Board is an Independent Director, and, in the case of members of the Audit Committee, also meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act. In addition, our Board has determined that each of the members of the Audit Committee is financially literate and that Anthony Chidoni meets the definition of an audit committee financial expert, as set forth in Item 407(d)(5)(ii) of Regulation S-K. A brief description of Mr. Chidoni's background and experience can be found under "Directors and Executive Officers" above.

        Our Board had the following three committees in fiscal 2012: (1) Audit Committee, (2) Compensation Committee and (3) Nominating and Governance Committee. The current membership as of the date of this Proxy Statement and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on the Company's website at http://investors.guess.com. The Board of Directors held five meetings during fiscal 2012, with each director attending at least 75 percent of such meetings. In addition, each member of the Board attended at least 75 percent of the meetings held by all committees of the Board on which he or she served. Directors are encouraged to attend annual meetings of the Company's shareholders. All of our then-current directors attended the last annual meeting of shareholders.

Name of Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Independent Directors:
Judith Blumenthal	X		*X
Gianluca Bolla	X		X
Anthony Chidoni	*X	X
Kay Isaacson-Leibowitz		X	X
Alex Yemenidjian	X	*X
Other Directors:
Maurice Marciano
Paul Marciano
Number of Meetings in Fiscal 2012	8	7	4

X = Committee member; * = Chair

Audit Committee

        The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Company's internal audit function and independent auditors, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee Charter and the Audit Committee's performance; appoints, evaluates and determines the compensation of our independent auditors; reviews and approves the scope of the annual audit, the audit fees and the financial statements; reviews our disclosure controls and procedures, internal controls, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the Company's financial statements. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting and other advisors as the Audit Committee deems necessary to carry out its duties.

        The report of the Audit Committee is included in this Proxy Statement. A current copy of the Audit Committee Charter is available on the Company's website at http://investors.guess.com.

Compensation Committee

        The Compensation Committee is responsible for establishing and governing the compensation and benefit practices of the Company. The Compensation Committee reviews and approves the general compensation policies of the Company, oversees the administration of all of the Company's compensation and benefit plans and reviews and approves compensation of the executive officers of the Company. For more information, see "Executive and Director Compensation" below.

Nominating and Governance Committee

        The Nominating and Governance Committee assists the Board in identifying individuals qualified to become directors; recommends to the Board the director nominees for the next annual meeting of shareholders, consistent with criteria approved by the Board, and selects, or recommends that the Board select, the director nominees for each annual meeting of shareholders; develops and recommends to the Board a set of Governance Guidelines applicable to the Company; oversees the evaluation of the Company's management and the Board and its committees; and recommends to the Board director assignments and chair appointments for each Board committee, other than the Nominating and Governance Committee. Other specific duties and responsibilities of the Nominating and Governance Committee include: developing membership qualifications and criteria for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairperson of the Compensation Committee, evaluating the performance of the Chief Executive Officer and presenting the results of such evaluation to the Board and to the Chief Executive Officer; reviewing governance-related shareholder proposals and recommending Board responses; overseeing the evaluation of the Board and management; and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members. A current copy of the Nominating and Governance Committee Charter is available on the Company's website at http://investors.guess.com.

Consideration of Director Nominees

Shareholder Nominees

        The policy of the Nominating and Governance Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under "—Identifying and Evaluating Nominees for Directors." The Nominating and Governance Committee will evaluate a prospective nominee suggested by any shareholder in the same manner and against the same criteria as any other prospective nominee identified by the Nominating and Governance Committee from any other source. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "—Director Qualifications" below.

        Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the following information and documentation:

  •
  the nominator's name, address and phone number and a statement of the number of shares of our Common Stock beneficially owned by the nominator during the year preceding the date of nomination;

  •
  the nominee's name, age, business address, residence address, phone number, principal occupation and a statement of the number of shares of our Common Stock beneficially owned by the nominee during the year preceding the date of nomination;

  •
  a statement of the nominee's qualifications for Board membership;

  •
  a description of all arrangements or understandings between the nominator and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such nominator;

  •
  a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

  •
  a written consent by the nominee to being named as a nominee and to serve as a director if elected.

        Any shareholder nominations for candidates for membership on the Board should be addressed to:

    Guess?, Inc.
    Attn: Chair of the Nominating and Governance Committee
    c/o Corporate Secretary
    1444 South Alameda Street
    Los Angeles, California 90021

Director Qualifications

        The Nominating and Governance Committee has established the following minimum criteria for evaluating prospective Board candidates:

  •
  reputation for integrity, strong moral character and adherence to high ethical standards;

  •
  holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment;

  •
  demonstrates business acumen and experience, and ability to exercise sound business judgments in matters that relate to the current and long-term objectives of the Company;

  •
  ability to read and understand basic financial statements and other financial information pertaining to the Company;

  •
  commitment to understand the Company and its business, industry and strategic objectives;

  •
  commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and shareholders, and to generally fulfill all responsibilities as a director of the Company;

  •
  willingness to represent and act in the interests of all shareholders of the Company rather than the interests of a particular group;

  •
  good health and ability to serve for at least five years; and

  •
  for prospective non-employee directors, independence under SEC and applicable NYSE rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

        The Nominating and Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

  •
  whether the nominee possesses the requisite education, training and experience to qualify as "financially literate" or as an audit committee "financial expert" under applicable SEC and NYSE rules;

  •
  for incumbent directors standing for re-election, the Nominating and Governance Committee will assess the incumbent director's performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company; and

  •
  whether the prospective nominee will foster a diversity of backgrounds and experiences, and will add to or complement the Board's existing strengths.

        While the Nominating and Governance Committee considers all of these factors, including whether the nominee will foster a diversity of backgrounds and experiences, as part of its evaluation of nominees, no single factor is necessarily determinative in the evaluation process. Instead, all of these factors, and any others deemed relevant by the Nominating and Governance Committee, are considered as a whole in assessing each prospective nominee.

Identifying and Evaluating Nominees for Directors

        The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee evaluates the current members of the Board whose terms are expiring and who are willing to serve an additional term utilizing the criteria described above to determine whether to recommend such directors for re-election. The nominee for election at the Annual Meeting is a current member of the Board who is standing for re-election.

        The Nominating and Governance Committee also regularly assesses whether any vacancies on the Board are expected due to retirement or otherwise or whether it would be advisable to increase the overall size of the Board through the addition of a new director. In the event that vacancies are anticipated, or otherwise arise, or the size of the Board may be increased, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms hired to identify potential nominees, shareholders, members of management or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

        As described above, the Nominating and Governance Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company's annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Director Resignation Policy

        In April 2011, upon the recommendation of the Nominating and Governance Committee, the Board approved the adoption of a new Director Resignation Policy, which has been incorporated into the Company's Governance Guidelines. The policy provides that any nominee for director in a non-contested election of directors who receives a greater number of votes "withheld" from his or her election than votes "for" such election shall submit to the Board a letter of resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee (excluding the nominee in question if a member thereof) shall evaluate such offer of resignation in light of the best interests of the Company and its shareholders and shall recommend to the Board the action to be taken with respect thereto. The Board shall then act promptly with respect to the letter of resignation and the Company shall publicly disclose the decision of the Board.

Board Leadership Structure

        The Company's Governance Guidelines provide that the Board should be free to determine, in any manner that it deems best for the Company from time to time, whether the role of Chairman of the Board and Chief Executive Officer ("CEO") should be separate. Since the Company became public in 1996, the roles of Chairman and CEO have been performed by one or both of Maurice Marciano, a founder of the Company in 1981, and Paul Marciano, a senior executive of the Company since just two months after its inception. Between 1999 and 2007, they shared the duties as Co-Chairmen and Co-CEOs. Beginning in 2007, Mr. Maurice Marciano began serving as sole executive Chairman of the Board and Mr. Paul Marciano began serving as sole CEO. On January 28, 2012, Mr. Maurice Marciano retired as an employee and executive of the Company. However, he continues to serve as non-executive Chairman of the Board and to provide consulting services to the Company. The Board believes that this is currently the most effective leadership structure for the Company, striking an appropriate balance between strong and consistent leadership and independent and effective oversight of the Company's business and affairs.

        To promote the independent and effective oversight of the Board and management, the Board has appointed a Lead Independent Director, currently Alex Yemenidjian, to facilitate free and open discussion and communication among the Independent Directors. The Lead Independent Director presides at all executive sessions of the Board at which only Independent Directors are present. These executive sessions are held to discuss various issues and matters of concern to the Board, including the effectiveness of management, the Company's performance and the Company's strategic plans. The executive sessions are generally held in conjunction with the regularly scheduled quarterly meetings of the Board, but may be called at any time by our Lead Independent Director or any of our other Independent Directors. Our Lead Independent Director typically sets the agenda for these executive sessions with input from the other Independent Directors and discusses issues that arise from those sessions with our Chairman, CEO or other members of management, as appropriate.

        The Company also has strong corporate governance structures and processes that are intended to ensure that its Independent Directors will continue to effectively oversee key issues such as strategy, risk and integrity. Each of the committees of the Board is composed solely of Independent Directors. Consequently, Independent Directors oversee such critical matters as the integrity of the Company's financial statements, the compensation of senior executives, liquidity and capital resource allocation, the selection and evaluation of directors, and the development and implementation of corporate governance programs. Board committees hold independent sessions among their members, without management present, to discuss issues and matters of concern to the committees.

Risk Oversight

        The Board executes its risk oversight responsibility for risk management directly and through its committees. Although management is responsible for the day-to-day management of risk, throughout the year the Board regularly discusses and assesses significant risks and mitigation strategies with management. The Board and its appropriate committees consider risks associated with our business plans, operational efficiencies, strategic objectives, investment opportunities, financial reporting, capital structure, IT infrastructure, and others. For instance, the Audit Committee, which is generally responsible for oversight of financial reporting risks, reviews an annual risk assessment prepared by the internal audit department, which identifies strategic, operational and internal control risks, and informs the internal audit plan for the next fiscal year. The Nominating and Governance Committee, on the other hand, oversees and advises the Board with respect to the Company's positions and practices regarding significant corporate governance risks.

        In addition, the Compensation Committee and management consider, in establishing and reviewing our compensation arrangements for executives and other employees, whether these arrangements encourage unnecessary or excessive risk taking and we believe that they do not. In particular, our executive compensation program reflects a balanced approach using both quantitative and qualitative assessments of performance without putting an undue emphasis on a single performance measure. Base salaries are set at levels that are intended to avoid excessive fixed costs while simultaneously providing sufficient guaranteed annual income to mitigate incentives for executive's to pursue overly risky business strategies in order to maximize short-term variable compensation. While maximum bonus opportunities under our annual bonus plan and maximum annual equity award grant levels for our named executive officers are based on our earnings from operations, actual bonus payouts and equity award levels are determined by the Compensation Committee based on its discretionary evaluation of multiple Company and individual performance factors. The application of Committee discretion in finalizing the bonus payouts and annual equity awards helps ensure that there is a clear linkage between pay and performance over both the short- and long-term, and that performance is evaluated based on both the absolute results and the manner in which such results were achieved. Because equity awards make up a substantial portion of each of our executive's total compensation opportunity, there is a strong alignment between executives' interests and those of our shareholders. We believe that these awards do not encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price, and because grants are subject to long-term vesting schedules to help ensure that executives always have significant value tied to long-term stock price performance. Our current practice is to grant executives a mixture of options and restricted stock. The Compensation Committee believes this mix provides an appropriate balance between the goals of increasing the price of our Common Stock (as stock options only have value if the stock price increases after the option is granted) and avoiding risks that could threaten our growth and stability (as restricted stock is exposed to decreases in our stock price). Potential risks are also mitigated by the significant amounts of our Common Stock that are owned or beneficially owned by Messrs. Maurice and Paul Marciano and, as outlined in the "Compensation Discussion and Analysis" section below, our stock ownership guidelines and compensation "clawback policy" applicable to certain senior executives.

Communications with the Board

        You may communicate with the Board by submitting an e-mail to the Company's Board at bod@guess.com. All directors have access to this e-mail address. Communications from shareholders or any other interested parties that are intended specifically for non-management directors should be sent to the e-mail address above to the attention of the Lead Independent Director.

Governance Guidelines and Committee Charters

        The Company's Governance Guidelines, which satisfy the NYSE's listing standards for "corporate governance guidelines," as well as the charters for each of the committees of the Board, are available at http://investors.guess.com. Any person may request a copy of the Company's Governance Guidelines or the charter of any of the committees of the Board, at no cost, by writing to us at the following address: Guess?, Inc., Attn: General Counsel, 1444 South Alameda Street, Los Angeles, California 90021.

Code of Ethics

        The policies comprising our code of ethics are set forth in the Company's Code of Ethics (the "Code of Ethics"). These policies satisfy the SEC's requirements for a "code of ethics," and apply to all directors, officers (including our principal executive officer, principal financial officer and principal accounting officer and controller) and employees. The Code of Ethics is published on our website at http://investors.guess.com. Any person may request a copy of the Code of Ethics, at no cost, by writing to us at the following address: Guess?, Inc., Attn: General Counsel, 1444 South Alameda Street, Los Angeles, California 90021.

Indemnification of Directors

        The General Corporation Law of the State of Delaware provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Restated Certificate of Incorporation and Amended and Restated Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law, and the Company has entered into separate indemnification agreements with certain directors and officers to effectuate these provisions and has purchased directors' and officers' liability insurance. The effect of such provisions is to indemnify, to the fullest extent permitted by law, the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company.

 EXECUTIVE AND DIRECTOR COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for establishing and governing the compensation and benefit practices of the Company. The Compensation Committee reviews and approves the general compensation policies of the Company, oversees the administration of all of the Company's compensation and benefit plans and reviews and approves compensation of the executive officers of the Company. The Compensation Committee Charter requires that the Compensation Committee consist of no fewer than two Board members who satisfy the independence requirements of the NYSE. The Compensation Committee may form and delegate authority to subcommittees when appropriate, although the Compensation Committee did not delegate its authority to any subcommittee in fiscal 2012. At all times during fiscal 2012, the Compensation Committee consisted of three Board members, each of whom the Board affirmatively determined satisfied these independence requirements.

        The Compensation Committee Charter sets forth the purpose of and other matters pertaining to the Compensation Committee. The Compensation Committee Charter is available on the Company's website at http://investors.guess.com. Pursuant to its Charter, the Compensation Committee's responsibilities include the following:

  •
  review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other officers of the Company;

  •
  evaluate the Chief Executive Officer's performance in light of such goals and objectives;

  •
  set officers' compensation levels, including base salary, annual incentive opportunities, long-term incentive opportunities and benefits;

  •
  review and approve employment, consulting, severance or retirement arrangements and/or change in control agreements or provisions covering any current or former officers of the Company;

  •
  review and recommend to the Board appropriate director compensation programs for non-employee directors;

  •
  review its own performance and assess the adequacy of its Charter;

  •
  approve stock option grants and other equity-based or incentive awards;

  •
  the authority to retain and terminate any compensation consultant used to assist in the evaluation of officer compensation, including to approve the consultant's fees and other retention terms; and

  •
  produce a report of the Compensation Committee and review and recommend to management the inclusion of the Compensation Discussion and Analysis section to be included in the Company's annual proxy statement.

        The Compensation Committee is solely responsible for making the final decisions on compensation for the Named Executive Officers (as defined under "Compensation Discussion and Analysis" below). While the Compensation Committee reviews and makes recommendations regarding compensation paid to the non-employee directors, the compensation for these directors is ultimately determined by the Board. Equity awards to all employees, including all officers subject to Section 16 of the Exchange Act, are made by the Compensation Committee. During fiscal 2012, the Compensation Committee met seven times and took action by written consent seven times.

        As indicated above, pursuant to its Charter, the Compensation Committee is authorized to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of our officers (including all of the Named Executive Officers). The Compensation Committee has

engaged Frederic W. Cook & Co., Inc. ("FW Cook") as its independent compensation consultant to assist the Compensation Committee. In particular, during fiscal 2012, FW Cook advised the Compensation Committee in connection with Maurice Marciano's retirement as executive Chairman of the Board and assisted the Compensation Committee in a review of CEO compensation, including assembling and analyzing competitive compensation data among the peer companies listed under "Compensation Discussion and Analysis—The Role of the Independent Compensation Consultant" below. The services performed by FW Cook for the Company have been exclusively limited to compensation consulting on behalf of the Compensation Committee. FW Cook does not undertake any work for the Company at the direction of the Company's management or other employees, although the consultant communicates with management from time to time to obtain information necessary to advising the Compensation Committee.

Non-Employee Director Compensation

        Compensation for individuals who were members of our Board of Directors at any time during fiscal 2012 and who were not also our employees (referred to herein as "Non-Employee Directors") generally consisted of annual retainers, fees for attending meetings and equity awards. The compensation paid to any director who was also one of our employees during the covered fiscal period is presented below in the "Summary Compensation Table" and the related explanatory tables covering compensation paid to certain of our executive officers. While employed by the Company, such employee-directors are not entitled to receive additional compensation for their services as directors. The following table presents information regarding the compensation paid to our Non-Employee Directors with respect to fiscal 2012.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)(2)(3)	Total($)
(a)	(b)	(c)	(d)
Carlos Alberini(4)	30,750	—	30,750
Judith Blumenthal	73,000	179,933	252,933
Gianluca Bolla	60,500	179,975	240,475
Anthony Chidoni	85,000	179,933	264,933
Kay Isaacson-Leibowitz	59,000	179,933	238,933
Alex Yemenidjian	82,500	179,933	262,433

(1)
The amounts reported in Column (c) reflect the aggregate grant date fair value of stock awards granted in fiscal 2012 (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported, please see the discussion of equity awards contained in Note 17 (Share-Based Compensation) to the Company's Consolidated Financial Statements, included as part of the Company's Fiscal 2012 Annual Report on Form 10-K.

(2)
On January 31, 2011, the Company granted each of our then-serving Non-Employee Directors other than Gianluca Bolla an annual award of 4,207 shares of restricted stock and granted Mr. Bolla (who is a non-U.S. resident) an annual award of 4,207 restricted stock units. Each of the restricted stock awards had a value equal to $179,933 on the grant date, and the restricted stock unit award for Mr. Bolla had a grant date value equal to $179,975. See footnote (1) above for the assumptions used to value these awards.

(3)
The following table presents the number of shares subject to outstanding and unexercised option awards and the number of unvested stock awards held by each of our Non-Employee Directors as of January 28, 2012.

Director	Number of Shares Subject to Outstanding and Unexercised Option Awards	Number of Unvested Stock Awards
Carlos Alberini	—	—
Judith Blumenthal	2,177	4,207
Gianluca Bolla	—	4,207
Anthony Chidoni	159,176	4,207
Kay Isaacson-Leibowitz	12,442	4,207
Alex Yemenidjian	44,660	4,207
(4)
Carlos Alberini resigned from his position as a Non-Employee Director on September 1, 2011.

Annual Retainer and Meeting Fees

        The following table sets forth the schedule of annual retainers and meeting fees in effect during fiscal 2012 for each Non-Employee Director:

Type of Fee	Dollar Amount ($)
Annual Board Retainer	35,000
Additional Annual Retainer to Chair of Audit Committee	20,000
Additional Annual Retainer to Chair of Compensation Committee	17,500
Additional Annual Retainer to Chair of Nominating and Governance Committee	12,500
Additional Attendance Fee per Committee Meeting Attended	1,500
Additional Attendance Fee per Board Meeting Attended	1,500

        All Non-Employee Directors are eligible to defer up to 100% of their annual retainer and meeting fees under the Company's Non-Qualified Deferred Compensation Plan, as more fully described below under "—Compensation Discussion and Analysis—Current Executive Compensation Program Elements—Non-Qualified Deferred Compensation Plan." All Non-Employee Directors are also reimbursed for out-of-pocket expenses they incur serving as directors.

Equity Awards

        Our Non-Employee Directors are granted equity awards under the Company's 2006 Non-Employee Directors' Stock Grant and Stock Option Plan, as amended and restated (the "Director Plan"). Non-Employee Directors who have not been an employee of the Company at any time during the immediately preceding 12 months are entitled to receive an award of a number of restricted shares (or restricted stock units for non-U.S. residents) equal in value to $180,000 on the first business day of each fiscal year. In the case of restricted shares, the award recipient is required to pay a purchase price of $0.01 per share. The number of restricted shares or restricted stock units awarded is determined by dividing the applicable dollar amount by the closing price of a share of Common Stock on the NYSE on the date of grant. Our Non-Employee Directors are subject to the Company's Stock Ownership Guidelines, as described in more detail under "Compensation Discussion and Analysis—Stock Ownership Guidelines" below.

        Subject to continued service, each restricted stock or restricted stock unit award granted under the Director Plan becomes vested and non-forfeitable as to 100% of the shares subject to such award on the first to occur of (i) the first year anniversary of the date of grant or (ii) a termination of service if the Non-Employee Director has completed one full term of service and he or she does not stand for re-election at the completion of such term. Non-Employee Directors are entitled to voting and dividend rights with respect to the restricted shares. In the event of a "change in control" of the Company (as defined in the Director Plan), all restricted shares and restricted stock units then outstanding will vest 100% free of restrictions as of the date of the change in control. Unless otherwise determined by the Board, if a Non-Employee Director's service as a director terminates for any reason, any restricted shares or restricted stock units that are not fully vested and free from restriction as of the director's termination of service will automatically be forfeited and returned to the Company.

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides an overview of the Company's executive compensation program, including a description of the Company's compensation philosophies and objectives and a discussion of the material elements of compensation awarded to, earned by or paid to the following executive officers, referred to in this Proxy Statement as the "Named Executive Officers":

  •
  Maurice Marciano, Chairman of the Board;

  •
  Paul Marciano, Chief Executive Officer and Vice Chairman;

  •
  J. Michael Prince, Chief Operating Officer;

  •
  Michael Relich, Executive Vice President and Chief Information Officer; and

  •
  Dennis Secor, Senior Vice President and Chief Financial Officer.

Executive Compensation Program Philosophies and Objectives

        The Company's executive compensation programs are intended to achieve three fundamental objectives: (1) attract, motivate and retain qualified executives; (2) hold executives accountable for performance; and (3) align executives' interests with those of our shareholders. In structuring the Company's current executive compensation programs, we are guided by the following basic philosophies:

  •
  Competition.  The Company should provide competitive compensation opportunities so that we can attract, motivate and retain qualified executives.

  •
  Pay for Performance.  A substantial portion of compensation should be tied to Company (and/or particular department or segment) and individual performance.

  •
  Alignment with Shareholder Interests.  A substantial portion of eligible compensation should be in the form of equity awards that vest over a number of years, thus further aligning the interests of shareholders and executives.

        Consistent with our compensation philosophies described above, our goal for fiscal 2012 was to provide each Named Executive Officer with a total executive compensation package that was competitive in light of the compensation paid to comparable executives at our peer group companies and appropriately reflected the Company's achievements in fiscal 2012.

Fiscal 2012 Results and Accomplishments

        Fiscal 2012 proved to be a challenging year, with global economic and market conditions continuing to be volatile and consumers remaining cautious. This was particularly true in Europe, where sovereign debt and bank credit issues negatively impacted the capital markets, causing currency concerns and negatively impacting consumer confidence and discretionary spending. Even in North America, where conditions have stabilized somewhat, relatively weak levels of consumer confidence and highly promotional conditions among retailers persisted. In fiscal 2012, we also faced escalating raw material (particularly cotton), energy, freight, labor and other costs.

        Despite these difficult economic and market conditions, management was able to produce a number of significant achievements in fiscal 2012, while continuing to execute on the Company's long-term strategies of increasing our retail presence, expanding internationally and building a global infrastructure platform to position the Company for further revenue growth and profit improvement. Specifically, in fiscal 2012, the Company:

  •
  Increased global revenues by 8% to a record $2.7 billion, with higher revenues in all segments;

  •
  Opened 261 new Company and licensee-operated stores worldwide, ending the year with 1,559 stores in 87 countries;

  •
  Enhanced the retail store environment in North America through a combination of improved product offerings and merchandise assortment, reduced stock levels and new visual strategy, while increasing our price points, significantly reducing our markdowns and working more efficiently in our stores;

  •
  Reached the $1 billion revenue mark in Europe for the first time, diversifying our business there by continuing to develop newer markets such as Germany, Russia, Portugal and The Netherlands (prior to taking over from our European licensee at the beginning of 2005, our annual Europe revenues were just $43 million);

  •
  Grew our Asia business by 25%, while continuing to build out our team and infrastructure in China to support our future growth plans;

  •
  Successfully mitigated the overall impact of product cost inflation through reduced promotional markdowns, price increases on select items and supply chain initiatives; and

  •
  Increased operating cash flows by 5% to $364 million, invested $112 million back into our business in net capital expenditures to support global store growth and infrastructure improvements, returned $166 million to our shareholders through stock repurchases and cash dividends, and ended the year with nearly $500 million in cash and virtually no debt.

Overview of Fiscal 2012 Executive Compensation Actions

        In reviewing the foregoing financial results and other achievements for fiscal 2012, the Compensation Committee noted strong management performance in many areas. The Compensation Committee also considered management's track record of producing positive results, its long-term strategic approach and its constant dedication, even in difficult economic times, to protect and remain true to the spirit of the Guess? brand. However, given the difficult economic environment, particularly in Europe, the Company did not fully achieve its original financial expectations for fiscal 2012. As a result, consistent with the Company's "pay for performance" philosophy, overall executive compensation was negatively impacted for fiscal 2012.

        Some of the key highlights of our executive compensation program for fiscal 2012 include:

  •
  Base salaries remained flat for Maurice Marciano and Paul Marciano for the fifth consecutive year.

  •
  Base salaries remained flat for all other Named Executive Officers when compared to fiscal 2011, except for Dennis Secor, who received a 7.1% increase to better align with competitive market rates.

  •
  The Compensation Committee elected to pay zero cash bonuses to the Named Executive Officers under the annual performance-based program (Maurice Marciano received a cash award for fiscal 2012 in accordance with the retirement provisions of his employment agreement), despite their eligibility for significant cash awards under the program.

  •
  The Compensation Committee determined to provide equity awards to the Named Executive Officers under the annual performance-based program with grant-date values that, in general, were similar to the grant-date values of the equity awards the Company granted the executives in the prior year (Maurice Marciano did not receive an equity award with respect to fiscal 2012 due to his retirement) in reflection of excellent individual performance during a challenging economic period, the accomplishments outlined above and the decision to pay zero cash bonuses under the annual program.

  •
  Paul Marciano continued to be eligible for a performance-based cash incentive award based on the earnings from operations of the Company's licensing segment in fiscal 2012.

  •
  Provided for Maurice Marciano's retirement as an executive and his transition to his new role as non-executive Chairman of the Board and a consultant (as more fully described below under the heading, "Maurice Marciano Retirement").

  •
  A substantial portion of the total compensation for Paul Marciano (as reflected in the Summary Compensation Table on page 49) for fiscal 2012, and to a lesser extent 2011, was attributable to changes each year in the discount rate used to determine the actuarial present value of Mr. Paul Marciano's benefits under the Company's Supplemental Executive Retirement Plan (the "SERP"). We note that Mr. Paul Marciano's total compensation reflected in the Summary Compensation Table decreased from fiscal 2011 to fiscal 2012, and such reduction in overall compensation would have been significantly greater if the effects of the changes in the applicable discount rates used to value Mr. Paul Marciano's SERP benefit were not taken into account.

  •
  Similarly, a portion of Maurice Marciano's total compensation for each of fiscal 2011 and 2012 was attributable to changes each year in the discount rate used to determine the actuarial present value of Mr. Maurice Marciano's benefits under the SERP. In addition, over 35% of Mr. Maurice Marciano's total compensation for fiscal 2012 (as reflected in the Summary Compensation Table on page 49) was attributable to the modification of the terms of certain of his outstanding equity awards in connection with his retirement (to provide for continued vesting so long as he continues to serve as a member of the Board of Directors). The equity modifications did not result in the acceleration of vesting of his awards or in the grant of any new equity awards. If the effect of such equity modification during fiscal 2012 was not taken into account, Mr. Maurice Marciano's total compensation reflected in the Summary Compensation Table would have decreased from fiscal 2011 to fiscal 2012.

        In making these compensation decisions for fiscal 2012, the Compensation Committee also considered individual performance and contributions to the Company's various strategic initiatives, as well as a number of other factors, such as each Named Executive Officer's level of experience, length of service, scope of duties, pay history, past performance and expected future contributions, as well as peer group compensation data and general market conditions. These factors, when considered together, were used by the Compensation Committee as a basis for making compensation decisions on a position by position basis.

Maurice Marciano Retirement

        After serving for over 30 years as an executive and leader for Guess?, co-founder Maurice Marciano elected to retire from his position as executive Chairman of the Board and as an employee of the Company upon the expiration of his employment agreement on January 28, 2012. Mr. Marciano will continue to serve the Company as its non-executive Chairman of the Board, for which he will be eligible to receive any compensation provided to the Company's non-employee directors pursuant to the Company's generally applicable non-employee director compensation arrangements. In addition, under the terms of his previously existing employment agreement, the Company and Mr. Marciano entered into a two-year consulting agreement on June 20, 2011 (the "Marciano Consulting Agreement"), under which Mr. Marciano will provide certain consulting services to the Company and continue to provide valuable insight, guidance and strategic direction to the Company. The Marciano Consulting Agreement has a two-year term that commenced on January 28, 2012.

        The Marciano Consulting Agreement provides for consulting fees of $500,000 per year. During the term of the Marciano Consulting Agreement, Mr. Marciano is not eligible to participate in the Company's employee benefit plans but is entitled to continued automobile use in a manner consistent with past practice. In the event Mr. Marciano dies or becomes disabled during the term of the Marciano Consulting Agreement, he will receive a cash payment equal to the amount of all payments he would have otherwise been entitled to during the remaining term of the agreement. While the Compensation Committee did not provide any equity awards to Mr. Marciano in connection with fiscal 2012, it did determine that it was appropriate to modify the terms of certain of Mr. Marciano's outstanding equity awards in connection with his retirement to provide for continued vesting (rather than expiring upon his retirement) so long as Mr. Marciano continues to serve as a member of the Board of Directors. In accordance with applicable SEC rules, the incremental fair values, as determined under FASB ASC Topic 718, of these awards resulting from this modification were $2,093,710 as to stock options and $2,869,949 as to restricted stock awards, which amounts are included as fiscal 2012 compensation for Mr. Marciano in the Summary Compensation Table below. The Compensation Committee believed that it was appropriate to permit the continued vesting of these existing equity awards given the ongoing valuable contributions expected to be provided by Mr. Marciano in his role as non-executive Chairman of the Board and as a consultant to the Company. As required by the terms of his employment agreement, in connection with his retirement Mr. Marciano also received a target level cash bonus with respect to fiscal 2012 in the amount of $1.4 million, standard earned and unpaid base salary, accrued vacation, reimbursement for unreimbursed business expenses, and he is entitled to receive lifetime retiree and family medical coverage. Mr. Marciano is also entitled to his fully vested benefits pursuant to the standard terms of the Company's SERP, Deferred Compensation Plan and 401(k) Plan.

The Role of the Compensation Committee and Management

        The Company's executive compensation programs are determined and approved by the Compensation Committee of the Board. None of the Named Executive Officers are members of the Compensation Committee. Our Chief Executive Officer and Chairman of the Board recommend to the Compensation Committee salary, cash incentive awards, equity-based awards and long-term compensation levels for less senior executives, including the other Named Executive Officers. At the direction of the Compensation Committee, other members of management, including our Chief Operating Officer and Chief Financial Officer, furnish financial and other information relevant to setting performance goals and certifying results. The Compensation Committee is, however, solely responsible for making the final decisions on compensation for all Named Executive Officers. Other members of management, including any other Named Executive Officers, do not currently have any role in determining or recommending the form or amount of compensation paid to our Named Executive Officers or our other senior executives.

The Role of the Independent Compensation Consultant

        As indicated above, the Compensation Committee has engaged FW Cook as its independent compensation consultant. During fiscal 2012, FW Cook assisted the Compensation Committee in a review of Chief Executive Officer compensation, including assembling and analyzing competitive compensation data among a peer group of companies and providing general observations in light of market trends and best practices. The peer group used for the competitive analysis was established by the Compensation Committee in fiscal 2012, taking into account the advice of FW Cook and input from management. In selecting the peer companies, made up of publicly-traded retail apparel and accessories companies, the Compensation Committee considered factors such as the size and business models of each company, as well as whether such companies may compete with Guess for executive talent. The companies that comprised the peer group for fiscal 2012 were:

Abercrombie & Fitch Co.	New York & Company, Inc.
Aéropostale, Inc.	Pacific Sunwear of California, Inc.
American Eagle Outfitters, Inc.	Polo Ralph Lauren Corporation
AnnTaylor Stores Corporation	PVH Corp.
bebe stores, inc.	Quiksilver, Inc.
Chico's FAS, Inc.	The Talbots, Inc.
Coach, Inc.	True Religion Apparel Inc.
Coldwater Creek, Inc.	Urban Outfitters, Inc.
Fossil, Inc.	Warnaco Group Inc.
Kenneth Cole Productions, Inc.

        The peer group for fiscal 2012 was the same as the peer group for the prior year except for the addition of Fossil, Inc., PVH Corp. and True Religion Apparel Inc. (which the Compensation Committee believed were appropriately included in the peer group based on the criteria noted above) and the removal of The Gymboree Corporation and J. Crew Group, Inc. (which are no longer publicly traded companies). When the peer group was established, the Company ranked between the median and 75th percentile of the peer group in terms of revenue, total assets, market capitalization and total employees and above the 75th percentile of the peer group in terms of net income. The Compensation Committee believes these peer group companies provide relevant comparative compensation data for the Company.

        The peer company compensation data provided by FW Cook was used by the Compensation Committee as a general reference point in its compensation review. The Compensation Committee does not set compensation levels at any specific level or percentile against this compensation data (i.e., the Compensation Committee does not "benchmark" the Company's executive compensation levels). Instead, the peer group data is only one point of information taken into account by the Compensation Committee in making compensation decisions.

        During fiscal 2012, FW Cook also advised the Compensation Committee in connection with Maurice Marciano's retirement as executive Chairman of the Board and his new consulting agreement with the Company.

The Role of Shareholder Say-on-Pay Votes

        Our shareholders are provided with an opportunity to cast an advisory vote on our executive compensation program every three years through the say-on-pay proposal. At our annual meeting of shareholders held in June 2011, approximately 70% of the shares that voted on the say-on-pay proposal supported the proposal. The Compensation Committee believes these results generally affirm shareholder support of our overall approach to executive compensation. The Compensation Committee did not change its approach for fiscal 2012 and believes the program in place, as in prior years, furthers the goals of our executive compensation program. The Compensation Committee will continue to consider the outcome of our say-on-pay proposals when making future compensation decisions for the Named Executive Officers.

Current Executive Compensation Program Elements

Summary

        The material elements of our current executive compensation program for Named Executive Officers consist of a base salary, an annual cash incentive opportunity and a long-term equity incentive opportunity. We also provide a non-qualified deferred compensation plan, a 401(k) plan, a supplemental executive retirement plan for certain Named Executive Officers and severance protection for terminations of certain Named Executive Officers' employment.

        We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives. Base salaries, the non-qualified deferred compensation plan, 401(k) plan, supplemental executive retirement plan and severance and other termination benefits are all primarily intended to attract and retain qualified executives. These are the elements of our current executive compensation program where the value of the benefit in any given year is generally not variable. We believe that in order to attract and retain top-caliber executives, we need to provide executives with predictable benefit amounts that reward the executive's continued service. Some of the elements, such as base salaries, are generally paid out on a short-term or current basis. The other elements are generally paid out on a longer-term basis, such as upon retirement or other termination of employment. We believe that this mix of longer-term and shorter-term elements allows us to achieve our dual goals of attracting and retaining executives (with the longer-term benefits geared toward retention and the shorter-term awards focused on recruitment).

        Our annual cash incentive opportunity is primarily intended to hold executives accountable for performance. It also helps further align Named Executive Officers' interests with those of our shareholders and helps us attract, motivate and retain executives. Our long-term equity incentives are primarily intended to align Named Executive Officers' interests with those of our shareholders, although they also hold executives accountable for performance and help us attract, motivate and retain executives. These are the elements of our current executive compensation program that are designed to reward performance and the creation of shareholder value, and therefore the value of these benefits is dependent on performance. Each Named Executive Officer's annual cash incentive opportunity is paid out on an annual basis and is designed to reward performance for that period. Long-term equity incentives are generally paid out or earned on a longer-term basis and are designed to reward performance and continued employment over one or more years.

        The Compensation Committee uses these elements, as described in more detail below, to create a total compensation package for each Named Executive Officer that supports the Company's compensation objectives and provides a competitive compensation opportunity tied to both operating performance and changes in shareholder value.

Base Salaries

        Base salaries of the Named Executive Officers are designed to compensate executives for their level of responsibility, skill, experience and individual contributions. The Compensation Committee reviews and approves base salaries for Named Executive Officers annually and in connection with promotions or other changes in responsibilities. Base salaries are set at levels that are intended to avoid excessive fixed costs while simultaneously providing sufficient guaranteed annual income to mitigate incentives for executive's to pursue overly risky business strategies in order to maximize short-term variable compensation. In determining the appropriate levels of base salary, the Compensation Committee also considers, in its subjective judgment, individual performance, scope of duties, pay history and market data.

        During fiscal 2012, none of the Named Executive Officers, except for Dennis Secor, received base salary increases. This marked the fifth consecutive year without an increase in base salary for Maurice

Marciano and Paul Marciano. Based on its subjective business judgment and its consideration of peer group data in prior years, the Compensation Committee determined that a 7.1% increase in Mr. Secor's base salary was warranted in order to better align with competitive market rates.

        The amount of base salary paid to each Named Executive Officer for fiscal 2012 is reported in Column (c) of the "Summary Compensation Table" below.

Annual Cash Incentive Awards

        We believe that a significant portion of compensation for executive officers should be based on Company and individual performance, with the opportunity to earn substantial awards in connection with superior business and individual performance. Annual cash incentive awards are generally granted to the Company's Named Executive Officers under the Company's shareholder-approved Annual Incentive Bonus Plan (the "Bonus Plan"), a performance-based plan intended to motivate key employees by linking cash incentive award opportunities to pre-established performance goals. Specific performance criteria that can be used by the Compensation Committee (in its sole discretion) each period are set forth in the Bonus Plan.

        The Compensation Committee has implemented a two-tier funding approach for Named Executive Officers under the Bonus Plan that is designed to give the Compensation Committee greater flexibility to consider all aspects of performance and other factors the Compensation Committee considers relevant, without affecting the Company's tax deduction for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code. Under the program, the Compensation Committee approves a pre-established formula to determine the maximum cash incentive opportunity that may be awarded to each Named Executive Officer under the Bonus Plan, then exercises its discretion in determining the actual cash payouts which will be at or below the maximum payout levels.

Calculation of Maximum Eligible Awards

        For fiscal 2012, the Compensation Committee established maximum individual cash award opportunities for Named Executive Officers pursuant to a specific formula tied to the Company's fiscal 2012 earnings from operations. The maximum individual cash award opportunities for fiscal 2012 were as follows: for Paul Marciano, a maximum award opportunity equal to the lesser of .66% of fiscal 2012 earnings from operations or 300% of base salary; for Maurice Marciano, a maximum award opportunity equal to the lesser of .50% of fiscal 2012 earnings from operations or 225% of base salary; and for each of J. Michael Prince, Michael Relich and Dennis Secor, a maximum award opportunity equal to the lesser of .06% of fiscal 2012 earnings from operations or 60% of base salary. For Mr. Paul Marciano and Mr. Maurice Marciano, the maximum award opportunity as a percentage of base salary is provided under their respective employment agreements. For Messrs. Prince, Relich and Secor, the percentage of base salary is consistent with the maximum opportunity provided to these executives in recent years and the Compensation Committee believes these maximums continue to be reasonably competitive for their positions.

        The Compensation Committee chose earnings from operations as the measurement used to calculate maximum cash incentive opportunities (and to establish the performance-based aspects of our long-term equity incentive awards as described below) as a way to further link the executives' incentive opportunities to the Company's financial performance. Earnings from operations is also a consistently applied, easily understood and widely used metric that provides a measurement of operating performance that excludes certain non-operational factors.

        Each Named Executive Officer also has a threshold and target cash incentive amount under the Bonus Plan. These amounts are established as guidelines only and are not tied to any particular metric or goal, with the Compensation Committee able to exercise discretion to award incentives that are above or below such levels (but in all cases within the applicable maximum as described above) based on its subjective assessment of such factors as it deems appropriate. Pursuant to their employment agreements, the threshold incentive amounts for Mr. Paul Marciano and Mr. Maurice Marciano were 100% and 70% of their respective base salaries and the target incentive amounts were 200% and 140% of their respective base salaries. The threshold and target incentive amounts as a percentage of base salary for Messrs. Prince, Relich and Secor have each been set in recent years at 20% for threshold and 40% for target. The Compensation Committee believes these amounts continue to be reasonably competitive for their positions.

        In the first quarter of fiscal 2013, the Compensation Committee determined the Company's fiscal 2012 earnings from operations results of $397.2 million, which resulted in potential maximum payout opportunities for Mr. Paul Marciano and Mr. Maurice Marciano of 262% and 199% of base salary, respectively, and for each of Messrs. Prince, Relich and Secor of 53% of base salary.

Determination of Actual Cash Awards

        Once the maximum payout levels are established, the Compensation Committee then determines actual cash payouts for each Named Executive Officer, which could be paid at a level at or below the calculated maximum payout levels. The Compensation Committee bases its final cash award decision on its subjective assessment of the Company's overall financial performance for the fiscal year, each Named Executive Officer's individual performance for the fiscal year and other factors that the Compensation Committee determines warrant consideration, such as global economic and competitive conditions.

        For fiscal 2012, although the Compensation Committee reviewed the Company's financial results in detail, it did not directly link all or any portion of the Named Executive Officers' cash incentive awards to the achievement or failure to achieve any specific goal or assign a specific weighting to any particular financial measure. Instead, the Compensation Committee considered the financial results in the context of the economic and competitive environment, with a focus on both near-term results and the long-term health and positioning of the Company. In particular, the Compensation Committee reviewed the Company's earnings, revenues, expenses, margins, return on invested capital, segment performance and shareholder return for fiscal 2012. The Compensation Committee also considered its subjective assessment of the Company's overall financial position at year end.

        In addition, the Compensation Committee evaluated each individual Named Executive Officer's performance during the fiscal year, taking into account the individual's contributions to the Company's various strategic initiatives, such as growth, profitability, organizational development and operational initiatives. The Compensation Committee gave no specific weighting to any particular performance measure and evaluated individual performance in a non-formulaic manner.

        In reviewing the foregoing factors, the Compensation Committee noted the Company achievements in fiscal 2012 discussed under "—Fiscal 2012 Results and Accomplishments" above. The Compensation Committee also acknowledged management's dedication to the long-term success of the Company, as demonstrated by management's continuing effort to execute on the Company's long-term growth and brand protection strategies during a period of particularly difficult economic and market conditions. However, despite these accomplishments and strong management team performance in many areas, the Compensation Committee recognized that the Company did not fully achieve its original financial expectations for fiscal 2012.

        Based on its overall subjective assessment of Company and individual performance, including all the factors discussed above, the Compensation Committee determined that awarding some level of cash bonuses for fiscal 2012 was appropriate. The Compensation Committee arrived at a similar conclusion with respect to equity awards for fiscal 2012, as discussed below under "—Determination of Actual Equity Awards." While the Compensation Committee believed that some level of both cash and equity awards for fiscal 2012 were warranted, it ultimately determined to (i) grant equity awards for fiscal 2012 with grant-date values that, in general, were consistent with those awarded for fiscal 2011 performance and (ii) not pay cash awards for fiscal 2012. This decision was intended to strike a balance between rewarding the Named Executive Officers for their accomplishments in fiscal 2012 while recognizing that the Company did not fully achieve its original financial expectations for the year. Shifting the performance-based compensation for fiscal 2012 to equity awards emphasized a longer-term performance horizon, helped ensure long-term retention (since the equity awards are subject to a time-based vesting schedule pursuant to which the awards are scheduled to vest annually through January of 2016), and (since the awards are linked to the value of our stock) further align the interests of management with shareholders. As a result, the Compensation Committee ultimately determined to pay zero cash bonuses to the Named Executive Officers under the annual performance-based program. The Compensation Committee's decision to pay zero cash bonuses to the Named Executive Officers represented a significant reduction in cash compensation when compared to fiscal 2011, in which cash awards for eligible Named Executive Officers ranged from target level to approximately mid-way between target and maximum levels. As more fully described above under the heading "Maurice Marciano Retirement," as required by the terms of his employment agreement, Maurice Marciano was entitled to, and received, a separate cash award in connection with his retirement.

Special Cash Incentive Awards for Paul Marciano

        In addition to the annual cash incentive award, each year since fiscal 2005, the Compensation Committee has approved a separate licensing-based cash incentive opportunity under the Company's 2004 Equity Incentive Plan for Paul Marciano. This performance-based award, designed to recognize the substantial contributions of Mr. Marciano to the Company's licensing segment results, provided for a cash award equal to 2.4% of earnings from operations of the Company's licensing segment for fiscal 2012, excluding certain specified royalty amounts. Based on performance against this pre-established measure, which the Compensation Committee reviewed and certified in the first quarter of fiscal 2013, Mr. Marciano earned and received a cash award of $2,410,000 for fiscal 2012.

        Paul Marciano also continues to be eligible to receive an additional licensing-based cash incentive as of December 31, 2012 under a program approved by the Compensation Committee in 2005. This incentive opportunity was based in part upon the Compensation Committee's determination that Mr. Marciano's performance and contributions were essential to the negotiation and execution at that time of several new licensing agreements and extensions on behalf of the Company, including licensing agreements with respect to Guess? watches, eyewear and handbags. The terms of these three license agreements provided for special fixed royalty payments to the Company of $92.7 million in the aggregate, in addition to increased standard royalties and other amounts normally associated with the Company's license agreements. Of such special fixed royalty payment amounts, a total of $42.7 million had already been received by the Company at the time of approving this award opportunity in 2005, with the remainder to be paid over time under the terms of the three license agreements, including a payment of $35.0 million that was due to the Company in 2012 (the "2012 Payment"). Although Mr. Marciano's past performance was influential in the Committee's decision to provide him with an opportunity to earn future bonuses, payment of the awards remained subject to the achievement of pre-established licensing performance targets with respect to the fourth quarter of 2005, as well as each of 2006, 2007 and 2008. The final cash incentive award opportunity for Paul Marciano under this program provides for a $3.5 million cash award payable under the Company's 2004 Equity Incentive

Plan only upon (i) the achievement of a pre-established earnings from operations goal for the Company's licensing segment of $20.0 million for the 2008 calendar year (which was achieved), (ii) the receipt by the Company of the 2012 Payment (which was received) and (iii) the continued employment of Mr. Marciano through December 31, 2012 (the "Multi-Year Licensing Opportunity"). Accordingly, the payment of the final $3.5 million cash award remains contingent only on the continued employment of Mr. Marciano through December 31, 2012.

Long-Term Equity Incentive Awards

        The Company's philosophy is that the Named Executive Officers' long-term compensation should be directly linked to the value provided to our shareholders. Therefore, with the exception of the Multi-Year Licensing Opportunity for Paul Marciano described above, 100% of the Named Executive Officers' long-term compensation is currently awarded in the form of stock options and restricted stock. The Compensation Committee has the authority to grant stock options, restricted stock and other awards under the Company's 2004 Equity Incentive Plan.

        Stock Options.    The Company generally makes a portion of its long-term incentive grants to Named Executive Officers in the form of stock options with an exercise price that is equal to the closing price of a share of the Company's Common Stock on the NYSE on the grant date. The Compensation Committee utilizes stock options to ensure that the Named Executive Officers will realize value only if our shareholders realize value on their shares. Stock options also foster retention of key executives since the awards generally vest over the four-year period following the performance period.

        Restricted Stock.    The Compensation Committee uses restricted stock in addition to stock options to reduce the level of potential share dilution that would otherwise develop if larger stock option awards were granted. The Compensation Committee also uses restricted stock awards as a retention incentive as they generally vest over the four-year period following the performance period. In addition, restricted stock promotes commonality of interests between management and shareholders since the awards expose the recipient to both upside and downside risk based on the value of the Company's Common Stock over time.

        Like the annual cash incentive award program, the Compensation Committee has implemented a two-tier approach for equity awards to Named Executive Officers that gives the Compensation Committee greater flexibility to consider all aspects of performance and other factors the Compensation Committee considers relevant, without affecting the Company's tax deduction for qualified performance-based restricted stock under Section 162(m) of the Internal Revenue Code. Like the cash program, the Compensation Committee approves pre-established formulas to determine the maximum equity incentive opportunities that may be awarded to each Named Executive Officer, then exercises its discretion in determining the actual equity awards, which will be at levels at or below the calculated maximum award levels. The maximum number of shares of the Company's Common Stock subject to each annual award is intended to create a meaningful opportunity for stock ownership in light of the Named Executive Officer's current position with the Company, the size of comparable awards to comparable executives at our peer group companies, and the individual's personal performance in recent periods. The Compensation Committee believes that the mix of equity award types, which currently provides a heavier emphasis on restricted stock than on stock options (as more fully described below), supports its retention and performance objectives and provides a balanced risk/reward approach, while maintaining a strong alignment between the interests of the Named Executive Officers and those of our shareholders.

Calculation of Maximum Eligible Awards

        For fiscal 2012, the Compensation Committee established maximum individual equity awards in the form of stock options and restricted stock for Named Executive Officers pursuant to a specific formula tied to the Company's fiscal 2012 earnings from operations. The maximum individual equity award opportunities for Named Executive Officers for fiscal 2012 were as follows: for Mr. Paul Marciano, a maximum stock option award opportunity value equal to the lesser of .13% of fiscal 2012 earnings from operations or 55% of base salary and a maximum restricted stock award opportunity value equal to the lesser of .33% of fiscal 2012 earnings from operations or 150% of base salary; for Mr. Maurice Marciano, a maximum stock option award opportunity value equal to the lesser of .25% of fiscal 2012 earnings from operations or 110% of base salary and a maximum restricted stock award opportunity value equal to the lesser of .53% of fiscal 2012 earnings from operations or 240% of base salary; and for each of Messrs. Prince, Relich and Secor, a maximum stock option award opportunity value equal to the lesser of .02% of fiscal 2012 earnings from operations or 20% of base salary and a maximum restricted stock award opportunity value equal to the lesser of .06% of fiscal 2012 earnings from operations or 60% of base salary.

        The Compensation Committee established higher long-term equity incentive opportunities for Mr. Paul Marciano and Mr. Maurice Marciano than for the other Named Executive Officers in light of their greater levels of responsibility and influence over the Company's business and performance in general, as well as competitive market grant levels for their positions.

        In the first quarter of fiscal 2013, the Compensation Committee determined the Company's fiscal 2012 earnings from operations results of $397.2 million, which resulted in potential maximum payout opportunities as follows: for Mr. Paul Marciano, maximum stock option and restricted stock award values equal to 52% and 131% of base salary, respectively; for Mr. Maurice Marciano, maximum stock option and restricted stock award values equal to 99% and 211% of base salary, respectively; and for each of Messrs. Prince, Relich and Secor, maximum stock option and restricted stock award values equal to 18% and 53% of base salary, respectively. These maximum award opportunities were then converted from dollar amounts to shares, with stock options valued using the Black Scholes Model and restricted stock valued at the closing price of the Company's unrestricted Common Stock on the NYSE, in each case on a pre-determined measurement date with respect to the grant date. For fiscal 2012, the grant date occurred on March 28, 2012, the date of the first quarter Compensation Committee meeting where the Compensation Committee approved the awards, and the pre-determined measurement date occurred five business days prior to the grant date in order to allow the Compensation Committee sufficient time to review final maximum share and option opportunities prior to making its final award decisions.

Determination of Actual Equity Awards

        Once the maximum payout levels are established, the Compensation Committee then determines actual equity awards for each Named Executive Officer under the annual equity program, which could be paid at a level at or below the calculated maximum payout levels using the same review and subjective assessment process as used for the annual cash incentive award program described in detail under "—Annual Cash Incentive Awards" above.

        Like the annual cash incentive award program, the Compensation Committee gave no specific weighting to any particular performance measure considered for fiscal 2012 for equity awards and evaluated individual performance in a non-formulaic manner, making an overall subjective assessment of Company and individual performance during the year. While the Compensation Committee did not award any cash bonuses to the Named Executive Officers under the annual program for fiscal 2012, it decided to grant maximum level equity awards under the annual program to each of the Named Executive Officers (except that no equity awards were granted to Mr. Maurice Marciano, who retired at year-end). In addition, the Compensation Committee elected to provide separate discretionary equity awards outside of the annual program to the Named Executive Officers as follows: for Mr. Paul Marciano, 3,727 shares of restricted stock and options to purchase 3,321 shares of Common Stock; for Mr. Prince, 2,678 shares of restricted stock and options to purchase 1,896 shares of Common Stock; and for each of Messrs. Relich and Secor, 678 shares of restricted stock and options to purchase 1,896 shares of Common Stock. The Compensation Committee's desire, given the fact that cash bonuses were not paid to the Named Executive Officers under the annual program for fiscal 2012, was to grant annual equity awards to the Named Executive Officers based on fiscal 2012 contributions that, at the time of grant, had aggregate grant-date values that were generally consistent with the grant-date values of the equity awards granted to the Named Executive Officers at the start of fiscal 2012 based on fiscal 2011 contributions.

        As described above under "—Annual Cash Incentive Awards," the Compensation Committee's decision to provide equity awards at these levels (including both the annual program awards and the discretionary awards), while not paying cash bonuses under the annual program, was intended to strike a balance of rewarding management for its significant accomplishments in a difficult economic climate, while recognizing that the Company did not fully achieve its original financial expectations for the year. The Compensation Committee believes that equity awards provide the added benefits over cash awards of helping to further align the interests of management with shareholders (since their ultimate value depends on share price) and helping to foster a long-term approach (since the awards vest over a number of years).

        The actual equity awards approved by the Compensation Committee for the Named Executive Officers for fiscal 2012 are presented in footnote 2 to the "Grants of Plan-Based Awards in Fiscal 2012" table below. In accordance with applicable SEC rules, the "Grants of Plan-Based Awards in Fiscal 2012" table reflects equity awards actually granted by the Company in fiscal 2012. The material terms of the equity awards granted to our Named Executive Officers during fiscal 2012 are described below under "—Description of Plan-Based Awards." Since our equity awards granted in fiscal 2012 related to performance in fiscal 2011, the basis for these awards was included in the Compensation Discussion and Analysis section of our proxy statement filed with the SEC on May 24, 2011 with respect to our 2011 annual meeting of shareholders. The equity awards described in the preceding paragraphs, which were awarded in the first quarter of fiscal 2013 based on fiscal 2012 performance, will, in accordance with applicable SEC rules, be reflected in the "Grants of Plan-Based Awards" table included in our proxy statement next year with respect to our 2013 annual meeting of shareholders.

401(k) Retirement Benefits

        The Company's employees, including the Named Executive Officers, are eligible to participate in its tax-qualified 401(k) plan and are eligible to receive a discretionary matching contribution from the Company after one year of service. In calendar 2011, the Company made a discretionary matching contribution on behalf of each participant equal to 50% of the first 6% of compensation contributed by the participant. These Company matching contributions can function as a retention incentive as they vest over the first five (5) years of service with the Company. The Named Executive Officers participate in the plan on the same terms as our other participating employees.

Non-Qualified Deferred Compensation Plan

        The Company has maintained a Non-Qualified Deferred Compensation Plan (the "DCP") since January 1, 2006. Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Executive Officers and members of the Board, may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company long-term incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company may make contributions to "make up" for Company match amounts under the Company's 401(k) plan that cannot be made to Named Executive Officers because of applicable Internal Revenue Code limits. The Company may also make other discretionary contributions, although it did not do so for fiscal 2012. The Company believes that providing the Named Executive Officers with deferred compensation opportunities is a cost-effective way to permit officers to receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the related deduction for the Company is also deferred. Information with respect to the Named Executive Officers' participation in the DCP is presented in, and the material terms of the DCP are described following, the "Non-Qualified Deferred Compensation Plan Table—Fiscal 2012" below.

Supplemental Executive Retirement Plan

        The Company has maintained the SERP since January 1, 2006. The SERP will provide select employees who satisfy certain eligibility requirements with supplemental pension benefits in prescribed circumstances. The only current participant in the SERP is Paul Marciano. In addition to the current participant, Maurice Marciano, our former executive Chairman of the Board, previously participated in the SERP and will be eligible to receive vested SERP benefits in the future in accordance with the terms of the SERP. Annual benefits available under the SERP ("SERP Benefits") are calculated by multiplying the participant's highest average compensation (including base salary and certain bonuses) during any two of the final three years of employment by a percentage equal to 2.5% for each year of service, subject to a maximum benefit of 60% of such average compensation for Mr. Maurice Marciano and Mr. Paul Marciano. The Company believes that providing Named Executive Officers with supplemental pension benefits under the SERP recognizes the substantial past and expected future contributions of the participating Named Executive Officers and can provide a valuable retention incentive.

        The formula for calculating each executive's SERP Benefits did not change in fiscal 2012, there were no other changes or amendments to the SERP during fiscal 2012, and Mr. Maurice Marciano and Mr. Paul Marciano were both fully vested in their SERP Benefits and had attained the maximum years of service for SERP purposes prior to the 2012 fiscal year. Despite this "steady state" environment, the actuarial present value of the SERP Benefits of each executive increased significantly, as reported in Column (h) of the "Summary Compensation Table" below as a result of a reduction in the discount rate used for actuarial calculations from 5.5% in fiscal 2011 to 4.0% in fiscal 2012. The reduction was required under the applicable accounting rules for financial reporting purposes. Without the change to the discount rate in fiscal 2012, the reported increases in SERP Benefit value reported for fiscal 2012 in Column (h) of the "Summary Compensation Table" would have been zero for Mr. Maurice Marciano and approximately $2.1 million for Mr. Paul Marciano.

        Additional information with respect to these Named Executive Officers' participation in the SERP is presented in, and the material terms of the SERP are described following, the "Pension Benefits Table—Fiscal 2012" below. Additional information concerning potential payments under the SERP upon certain terminations or a change in control is presented in "—Potential Payments Upon Termination or Change in Control" below.

Severance and Other Benefits Upon Termination of Employment

        In order to support our compensation objective of attracting, retaining and motivating qualified executives, we believe that, in certain cases, we may need to provide our key executive officers with severance protections upon certain types of termination. These severance protections are negotiated on an individual by individual basis in connection with the negotiation of other employment terms, typically in connection with the entering into of employment agreements or employment offer letters with each Named Executive Officer. Consistent with this approach, the severance protections for each of our Named Executive Officers were negotiated in connection with entering into their current employment agreements or offer letters.

        The Compensation Committee approved employment agreements for each of Maurice Marciano and Paul Marciano, effective as of January 1, 2007 (as further amended and restated effective December 18, 2008 to comply with Section 409A of the Internal Revenue Code, the "Marciano Employment Agreements"), which provided severance protections for Mr. Maurice Marciano and Mr. Paul Marciano. The Compensation Committee determined that the severance provisions of the Marciano Employment Agreements were reasonable in light of market practices at the time these provisions were negotiated and the importance to the Company and its shareholders of securing the continued service of Mr. Maurice Marciano and Mr. Paul Marciano. As described above, Mr. Maurice Marciano retired as an employee and executive of the Company effective as of January 28, 2012 (the last day of fiscal 2012), transitioning to a new role as non-executive Chairman of the Board and a consultant to the Company. A detailed description of the terms of Mr. Maurice Marciano's retirement and transition is included under the heading "—Maurice Marciano Retirement" above.

        The employment offer letters for Michael Relich and Dennis Secor also provide severance protections that the Compensation Committee believes reflect the Company's general policies to attract, retain and motivate executive officers.

        In addition to these individually negotiated severance protections, under the terms of our equity incentive plans, subject to limited exceptions set forth therein, if (i) any person (other than Maurice Marciano and Paul Marciano) acquires more than (a) for equity awards granted prior to September 28, 2007, 20% of the outstanding Common Stock or combined voting power of the Company, and (b) for equity awards granted on or after September 28, 2007, both 35% of the outstanding Common Stock or combined voting power of the Company and more shares than are then held by Maurice Marciano, Paul Marciano and their related parties, (ii) certain changes in a majority of the Board of Directors occur over a period of not longer than two years, (iii) shareholders approve certain mergers or consolidations involving more than a 20% change in ownership or certain reorganizations or a sale or other disposition of all or substantially all of the Company's assets, or (iv) the Company is liquidated, then, like all other employees, awards held by Named Executive Officers then-outstanding under the equity incentive plans may (unless otherwise determined by the Compensation Committee) become fully vested or paid, as applicable. Although this vesting will occur whether or not a Named Executive Officer's employment terminates, we believe it is appropriate to fully vest equity awards in these change in control situations because such a transaction may effectively end the Named Executive Officers' ability to realize any further value with respect to the equity awards.

        Additional information concerning potential payments that may be made to the Named Executive Officers in connection with their termination of employment or a change in control is presented in "—Potential Payments Upon Termination or Change in Control" below.

Stock Ownership Guidelines

        In order to encourage stock ownership by senior management (and Non-Employee Directors) of the Company, the Company maintains Stock Ownership Guidelines. The Stock Ownership Guidelines are intended to further align the financial interests of senior management (and Non-Employee Directors) with those of the Company's shareholders. Under the Stock Ownership Guidelines, certain specified senior executives, including all of the Named Executive Officers (and Non-Employee

Directors), are required to accumulate, over a five-year period, and then retain, the following amounts of Company Common Stock:

Position	Stock Ownership Requirement
CEO	Six times annual base salary
Chairman	Five times annual base salary
Select Senior Executives (including all other Named Executive Officers)	Two and one-half times annual base salary
Non-Employee Directors	Five times annual board retainer

        For purposes of satisfying the Stock Ownership Guidelines, the following holdings count toward the required holding amounts: (i) shares owned directly (including through open market purchases, vesting of restricted stock awards or exercise of stock options), (ii) shares held by spouses or children or through certain trusts for the benefit of the participant, a spouse and/or children and (iii) stock option equivalents based on the value of "in-the-money" vested unexercised stock options. Participants are required to confirm their individual stock holdings and provide a plan to achieve the applicable ownership guidelines within the specified time periods. The Named Executive Officers and Non-Employee Directors are not subject to any additional equity holding period requirements other than the Stock Ownership Guidelines and any applicable equity vesting periods.

Executive Compensation Clawback Policy

        The Company maintains a policy regarding the recoupment of certain performance-based compensation payments to executive officers (the "Clawback Policy"). The Clawback Policy provides that the Board or the Compensation Committee may require reimbursement or cancellation of all or a portion of any performance-based short or long-term cash or equity awards made to an executive officer to the extent that: (1) the amount of, or number of shares included in, any such payment was calculated based on the achievement of financial results that were subsequently revised and (2) a lesser payment of cash or equity awards would have been made to the executive officer based upon the revised financial results. Where the achievement of a financial result was considered in determining the performance-based compensation awarded, but the compensation was not awarded on a formulaic basis, the Board or Compensation Committee will determine in its discretion the amount, if any, to seek for reimbursement.

Section 162(m) Policy

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The limitation applies only to compensation which is not considered to be performance-based, either because it is not tied to the attainment of performance milestones or because it is not paid pursuant to a shareholder-approved plan. The Compensation Committee considers the anticipated tax treatment to the Company and our executive officers when reviewing executive compensation and our compensation programs. The deductibility of some types of compensation payments can depend upon the timing of an executive's vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations, as well as other factors beyond the Compensation Committee's control, also can affect the deductibility of compensation.

        While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. The maximum cash and equity opportunity structure under the Company's annual award programs for executive officers is intended to cause the compensation paid thereunder to qualify as performance-based compensation under Section 162(m). From time to time, the Compensation Committee may award compensation to our executive officers which is not fully deductible if it determines that such award is consistent with its philosophy and is in our and our shareholders' best interests, such as discretionary time vested grants of restricted stock or discretionary bonuses, or as part of initial employment offers.

Compensation Committee
Report on Executive Compensation(1)

        The Compensation Committee has certain duties and powers as described in its Charter. The Compensation Committee is currently composed of the three Non-Employee Directors named at the end of this report, each of whom the Board has determined to be independent as defined by the NYSE listing standards.

        The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement. Based upon this review and our discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis section be included in the Company's Fiscal 2012 Annual Report on Form 10-K and in this Proxy Statement for the 2012 Annual Meeting, each as filed with the SEC.

By the Compensation Committee,
Alex Yemenidjian, Chairperson Anthony Chidoni Kay Isaacson-Leibowitz

(1)
SEC filings sometimes "incorporate information by reference." This means the Company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 or the Exchange Act.

Compensation Committee
Interlocks and Insider Participation

        All of the Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during all of fiscal 2012. No current member of the Compensation Committee is a current or former executive officer or employee of the Company or had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Company's Compensation Committee during the fiscal year ended January 28, 2012.

 Summary Compensation Table

        The following table presents information regarding compensation of our Named Executive Officers for services rendered with respect to the covered fiscal years. The Company's fiscal year ends on the Saturday nearest January 31 of each year. As a result, fiscal 2010 ended on January 30, 2010, fiscal 2011 ended on January 29, 2011, and fiscal 2012 ended on January 28, 2012.

Name and Principal Position	Fiscal Period	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)		(d)		(e)		(f)		(g)	(h)	(i)	(j)
Maurice Marciano(5)	2012	1,000,000		1,400,000	(6)	5,234,461	(6)	3,174,723	(6)	—	2,630,947	379,135	13,819,266
Chairman of the Board	2011	1,000,000		—		2,343,777		1,047,582		1,900,000	4,119,297	394,073	10,804,729
	2010	49,450	(7)	—		—		1,598,400		2,250,000	1,349,866	384,144	5,631,860
Paul Marciano	2012	1,000,000		—		1,477,820		539,897		2,410,000	8,851,931	119,486	14,399,134
Chief Executive Officer and	2011	1,000,000		—		1,461,865		523,019		4,754,098	7,583,763	105,964	15,428,709
Vice Chairman	2010	1,000,000		—		—		1,420,800		4,837,155	2,462,407	79,258	9,799,620
J. Michael Prince(8)	2012	450,000		—		—		121,873		—	—	197,341	769,214
Chief Operating Officer	2011	96,300		40,000		413,000		327,693		—	—	8,323	885,316
	2010	—		—		—		—		—	—	—	—
Michael Relich	2012	451,817		—		167,227		87,749		—	—	22,565	729,358
Executive Vice President	2011	451,731		—		227,668		74,056		180,000	—	22,951	956,406
and Chief Information Officer	2010	394,500		—		—		660,618	(9)	234,000	—	23,656	1,312,774
Dennis Secor	2012	447,115		—		245,007		81,655		—	—	35,407	809,184
Senior Vice President and	2011	420,000		—		203,703		66,342		210,000	—	29,890	929,935
Chief Financial Officer	2010	350,000		—		—		610,800	(9)	190,000	—	23,431	1,174,231

(1)
In accordance with the SEC's disclosure rules, the amounts reported in Columns (e) and (f) above reflect the aggregate grant date fair value of stock awards and option awards, respectively, computed in accordance with FASB ASC Topic 718 and granted during each fiscal year (disregarding any estimate of forfeitures related to service-based vesting conditions). For a discussion of the assumptions and methodologies used to calculate the amounts reported in Columns (e) and (f), please see (i) the discussion of equity incentive awards granted during fiscal 2012 contained in Note 17 (Share-Based Compensation) to the Company's Consolidated Financial Statements, included as part of the Company's Fiscal 2012 Annual Report on Form 10-K, and (ii) the similar Share-Based Compensation notes contained in the Company's Consolidated Financial Statements, included as part of the Company's Annual Reports on Form 10-K for prior fiscal years as to the equity awards granted during those years. In all cases, the grant-date fair value of awards assumes that the highest level of performance conditions will be achieved. Under general accounting principles, compensation expense with respect to stock awards and option awards granted to our employees and directors is generally recognized over the vesting periods applicable to the awards.

(2)
The amounts reported in Column (g) above reflect the aggregate dollar amounts paid to Named Executive Officers as cash incentive awards with respect to performance for the covered fiscal years under the terms of the Bonus Plan and 2004 Equity Incentive Plan. The cash incentive awards reported in Column (g) for each fiscal year were generally paid in the first quarter of the following fiscal year. For example, the cash payout for Paul Marciano for fiscal 2012 (representing a special licensing-based cash incentive opportunity with respect to fiscal 2012) was made in the first quarter of fiscal 2013.

(3)
Amounts reported in Column (h) represent the annual changes in the actuarial present value of the Named Executive Officer's accrued aggregate pension benefit with respect to the Company's Supplemental Executive Retirement Plan, or SERP. The formula for calculating each executive's SERP Benefits did not change in fiscal 2012, there were no other changes or amendments to the SERP during fiscal 2012, and Mr. Maurice Marciano and Mr. Paul Marciano were both fully vested in their SERP Benefits and had attained the maximum years of service for SERP purposes prior to the 2012 fiscal year. Despite this "steady state" environment, the actuarial present value of the SERP Benefits of each executive increased significantly for fiscal 2012 as a result of a reduction in the discount rate used for actuarial calculations from 5.5% in fiscal 2011 to 4.0% in fiscal 2012. The reduction was required under the applicable accounting rules for financial reporting purposes. Without the change to the discount rate in fiscal 2012, the reported increases in SERP Benefit value reported in Column (h) for fiscal 2012 would have been zero for Mr. Maurice Marciano and approximately $2.1 million for Mr. Paul Marciano.

The actuarial present value of accrued benefits is based on the RP 2000 Mortality Table and a discount rate of 6.0%, 5.5%, and 4.0% for fiscal 2010, 2011, and 2012, respectively. Participants are assumed to retire at age 65, the plan's earliest termination date with unreduced benefits. The assumptions used are the same as those used for financial reporting purposes and contained in Note 10 (Supplemental Executive Retirement Plan) to the Company's Consolidated Financial Statements, included as part of the Company's Fiscal 2012 Annual Report on Form 10-K. See the "Pension Benefits Table—Fiscal 2012" below. No amounts are included in Column (h) for earnings on deferred compensation under the Company's Non-Qualified Deferred Compensation Plan because the Named Executive Officers do not receive above-market or preferential earnings on compensation that is deferred under this plan. The earnings (losses) that the Named Executive Officers received during fiscal 2012 on compensation deferred under the Non-Qualified Deferred Compensation Plan are reported in the "Non-Qualified Deferred Compensation Plan Table—Fiscal 2012" below.

(4)
Amounts shown in Column (i) for fiscal 2012 consist of, for (i) Maurice Marciano, home security ($288,633), health insurance related expenses ($50,712), automobile expenses, including fuel, maintenance and insurance, personal air travel and matching contributions to the Company's 401(k) Plan, (ii) Paul Marciano, automobile expenses, including fuel, maintenance and insurance ($53,401), personal air travel, health insurance related expenses, life insurance ($15,400) and matching contributions to the Company's 401(k) Plan, (iii) J. Michael Prince, relocation expenses ($181,936, including $66,734 for related taxes), automobile expenses, health insurance related expenses and matching contributions to the Company's 401(k) Plan, (iv) Michael Relich, health insurance related expenses and matching contributions to the Company's 401(k) Plan, and (v) Dennis Secor, health insurance related expenses, automobile expenses and matching contributions to the Company's 401(k) Plan. Incremental cost for each item included in Column (i) other than personal air travel and a portion of automobile related expenses was calculated using the actual cost to the Company. Incremental cost to the Company for personal air travel was calculated based on the variable operating costs to the Company for using aircraft leased or chartered by the Company. Fixed aircraft costs which do not change based on personal usage were excluded. Incremental cost to the Company for the use of Company-owned automobiles was calculated based on an Internal Revenue Service formula for valuing the use of Company-owned vehicles.

(5)
As described in more detail under "—Maurice Marciano Retirement" above, Maurice Marciano retired as an employee and executive of the Company on January 28, 2012, transitioning to a new role as non-executive Chairman of the Board and a consultant to the Company.

(6)
The amount reported in Column (d) represents a target level cash bonus for fiscal 2012, as required by the terms of Maurice Marciano's Employment Agreement in connection with his retirement. The fiscal 2012 stock award and option award values reported for Mr. Marciano in Columns (e) and (f) include the incremental fair values of $2,869,949 and $2,093,710, respectively, with respect to previously granted equity awards that were modified in connection with Mr. Marciano's retirement to provide for continued vesting for so long as he continues to serve as a member of the Board, as described in more detail under "—Maurice Marciano Retirement" above.

(7)
Maurice Marciano voluntarily waived his entire $1,000,000 base salary for fiscal 2010. The reported amount represents base salary paid in order to cover tax withholding amounts due on Mr. Marciano's non-cash benefits during fiscal 2010.

(8)
J. Michael Prince joined the Company as Chief Operating Officer on November 15, 2010. The amounts reported in Columns (e) and (f) above for fiscal 2011 reflect the aggregate grant date fair value of stock awards and option awards, respectively, granted in connection with his appointment.

(9)
The fiscal 2010 option award values for Michael Relich and Dennis Secor include the incremental fair values of $483,018 and $433,200, respectively, with respect to a revision to the performance goal applicable to a special one-time performance-based stock option award granted to each of the executives on October 30, 2008, as approved by the Compensation Committee during fiscal 2010.

Compensation of Named Executive Officers

        The "Summary Compensation Table" above quantifies the value of the different forms of compensation earned by or awarded to our Named Executive Officers in fiscal 2012, fiscal 2011, and fiscal 2010. The primary elements of each Named Executive Officer's total compensation reported in the table are base salary, long-term equity incentives consisting of restricted stock and stock options, cash incentive compensation and, for certain officers, the change in pension value relating to the Company's SERP. Named Executive Officers also earned or were paid the other benefits listed in Column (i) of the "Summary Compensation Table," as further described in footnote (4) to the table.

        The "Summary Compensation Table" should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each Named Executive Officer's employment agreement or employment offer letter is provided immediately following this paragraph. The "Grants of Plan-Based Awards in Fiscal 2012" table, and the description of the material terms of the stock options and restricted stock that follows it, provides information regarding the long-term equity incentives awarded to Named Executive Officers in fiscal 2012. The "Outstanding Equity Awards at Fiscal 2012 Year-End" and "Option Exercises and Stock Vested in Fiscal 2012" tables provide further information on the Named Executive Officers' potential realizable value and actual realized value with respect to their equity awards. The "Pension Benefits Table—Fiscal 2012" and related description of the material terms of our SERP describe each Named Executive Officer's retirement benefits under our SERP to provide context to the amounts listed in the "Summary Compensation Table." The discussion under "—Potential Payments Upon a Termination or Change in Control" below is intended to further explain the potential future payments that are, or may become, payable to our Named Executive Officers under certain circumstances.

Description of Employment Agreements

        The following is a description of the terms of the employment agreements and employment offer letters with our Named Executive Officers.

Maurice Marciano and Paul Marciano

        The Company has entered into employment agreements with each of Maurice Marciano and Paul Marciano (the "Marcianos"). The terms of the Marciano Employment Agreements were negotiated by the Compensation Committee with each of the Marcianos prior to the January 1, 2007 effective date of the agreements. The Marciano Employment Agreements replaced the existing employment agreements with the Marcianos that were originally entered into as of August 13, 1996 in connection with the Company's initial public offering.

        Subject to certain termination provisions, the Marciano Employment Agreements provide for initial terms of employment extending until the last day of the Company's 2012 fiscal year (January 28, 2012), provided that the term will be automatically extended for successive additional one fiscal year periods unless either the executive or the Company gives written notice of its intent not to extend the term at least 90 days prior to the expiration of the then-current term. In accordance with this extension provision, Paul Marciano's employment term has been extended through the end of the Company's 2013 fiscal year.

        Mr. Maurice Marciano elected to retire from his position as an executive and employee of the Company concurrent with the expiration of his Employment Agreement on January 28, 2012. In accordance with the terms of his Employment Agreement, the Company and Mr. Marciano entered into the Marciano Consulting Agreement, under which Mr. Marciano will provide consulting services to the Company for a two-year period beginning on January 28, 2012. Mr. Marciano also continues to serve the Company as its non-executive Chairman of the Board. A more detailed discussion concerning the terms of Mr. Marciano's retirement and transition and the Marciano Consulting Agreement is set forth under "—Maurice Marciano Retirement" above.

        Mr. Maurice Marciano's Employment Agreement provided for the following compensation and benefits:

  •
  base salary at the annual rate of $1,000,000 (subject to annual review);

  •
  an annual incentive bonus opportunity based on a bonus range, and on the achievement of performance criteria, to be established by the Compensation Committee, provided that the target bonus will equal at least 140% of base salary, the threshold bonus will equal one-half of the target bonus and the maximum bonus will not exceed 225% of base salary;

  •
  an annual grant of restricted shares of Common Stock ("performance shares") with a target value of 110% of base salary and a maximum value of 240% of base salary, such grants to be based on the achievement of annual performance criteria to be established by the Compensation Committee and subject to the Company's then standard vesting schedule applicable to performance shares;

  •
  an annual grant of stock options ("performance options") with a grant date Black Scholes value of 110% of base salary, such grants to be based on the achievement of annual performance criteria to be established by the Compensation Committee and subject to the Company's standard vesting schedule applicable to performance options;

  •
  lifetime retiree medical, dental and vision coverage for the executive and his eligible family members following a termination of employment (except in the event of a termination for "cause" (as defined therein), in which case such benefits are not payable); and

  •
  participation in the Company's other benefit plans and policies on terms consistent with those generally applicable to the Company's other senior executives (including, without limitation, continued participation in the SERP, vacation benefits, automobile allowance and other perquisites).

        Mr. Paul Marciano's Employment Agreement provides for the same compensation and benefits described above for Mr. Maurice Marciano, except that (i) his annual incentive bonus opportunity will have a target value equal to at least 200% of base salary, a threshold value equal to one-half of the target bonus and a maximum value not to exceed 300% of base salary; (ii) his annual grant of performance shares will have a target value of 55% of base salary and a maximum value of 82.5% of base salary (which was increased in fiscal 2009 to a target value of 100% of base salary and a maximum value of 150% of base salary in order to better align his performance share opportunity with his position and responsibilities); and (iii) his annual grant of performance options will have a grant date Black Scholes value of 55% of base salary. In addition to these benefits, Mr. Paul Marciano's Employment Agreement provides for the continuation of the Multi-Year Licensing Opportunity.

        Mr. Paul Marciano also received an employment inducement award of 1,000,000 shares of restricted stock. Such shares were eligible to become vested at a rate of 20% per year over the five 12-month fiscal years commencing on or after the January 1, 2007 grant date based on the achievement of pre-determined targeted annual earnings per share growth during the performance period or, in the event that the targeted annual earnings per share growth is not achieved for any such fiscal year, if the cumulative compound average earnings per share growth exceeds a targeted level of cumulative compound earnings per share growth for any such 12-month fiscal year during the performance period. For each of the first three fiscal years, the annual target for growth in earnings per share was set at 15% as compared to the immediately preceding fiscal year and the cumulative target was set at a 15% rate of cumulative compound average earnings per share growth. The annual and cumulative targets for the fourth fiscal year were set during the first quarter of fiscal 2011 at 12.9% and 15%, respectively, and the annual and cumulative targets for the fifth fiscal year were set during the first quarter of fiscal 2012 at 10.8% and 15%, respectively. In addition, the Company purchased, and pays the premiums for, life insurance coverage on Mr. Paul Marciano's life with the executive (or a trust established by the executive) as the owner of the policy and with the right to designate the beneficiary.

        The Compensation Committee may, in its sole discretion, award additional bonuses to the Marcianos. The Marciano Employment Agreements also provide for severance payments and benefits upon certain terminations of employment. See "—Potential Payments upon Termination or Change in Control—Maurice Marciano and Paul Marciano" below for a description of the material terms of these benefits.

J. Michael Prince

        In connection with his appointment as Chief Operating Officer of the Company, J. Michael Prince and the Company executed an employment offer letter dated October 4, 2010 (the "Prince Letter"). The Prince Letter provides for an initial base salary of $450,000 per year, an annual target cash bonus opportunity equal to 40% of his base salary and an annual target equity award opportunity (made up of a combination of stock options and restricted stock awards) equal to 60% of his base salary, each determined in accordance with the Company's executive incentive program. Mr. Prince is also eligible to participate in the Company's 401(k) plan and DCP and will be entitled to receive other benefits normally provided to senior executives, including participation in health, disability and life insurance programs maintained by the Company. In addition, the Prince Letter provides for a car allowance of $800 per month and certain relocation expenses incurred as a result of his relocation to the Los Angeles area.

Michael Relich

        In connection with his appointment as Senior Vice President (currently Executive Vice President) and Chief Information Officer of the Company, Michael Relich and the Company executed an employment offer letter dated February 20, 2004 (the "Relich Letter"). The Relich Letter provides for an initial base salary of $325,000 per year and annual bonuses to be determined in accordance with the

Company's executive incentive programs. The Relich Letter also provides for certain severance payments and benefits upon a termination of employment. See "—Potential Payments upon Termination or Change in Control—Other Named Executive Officers" below for a description of the material terms of these benefits.

Dennis Secor

        In connection with his appointment as Senior Vice President and Chief Financial Officer of the Company, Dennis Secor and the Company executed an employment offer letter on June 9, 2006 (the "Secor Letter"). The Secor Letter provides for an initial base salary of $325,000 per year, an annual target cash bonus equal to 40% of his base salary and an annual target equity award equal to 60% of his base salary, each determined in accordance with the Company's executive incentive programs. Mr. Secor will also be eligible to participate in the Company's 401(k) plan and DCP and will be entitled to receive other benefits normally provided to senior executives, including participation in health, disability and life insurance programs maintained by the Company. In addition, the Secor Letter provides for a car allowance of $800 per month and certain specified relocation expenses incurred as a result of his relocation to the Los Angeles area. The Secor Letter also provides for certain severance payments and benefits upon a termination of employment. See "—Potential Payments upon Termination or Change in Control—Other Named Executive Officers" below for a description of the material terms of these benefits.

Grants of Plan-Based Awards in Fiscal 2012

        The following table presents information regarding the equity and non-equity incentive awards granted to the Named Executive Officers during fiscal 2012 under the Company's 2004 Equity Incentive Plan and Bonus Plan. The material terms of each grant are described below under "—Description of Plan-Based Awards."

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					All Stock Awards: Number of Shares of Stock or Units (#)(2)	All Option Awards: Number of Securities Underlying Options (#)(2)		Grant Date Fair Value of Stock and Option Awards ($)
										Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date		Threshold ($)	Target ($)		Maximum ($)
(a)	(b)		(c)	(d)		(e)		(f)	(g)	(h)	(i)
Maurice Marciano	4/15/11		700,000	1,400,000		2,225,000		60,800	88,700	38.90	3,445,526
	6/18/11	(3)	—	—		—		—	45,000	22.03	917,505
	6/18/11	(3)	—	—		—		24,450	33,950	47.94	1,338,908
	6/18/11	(3)	—	—		—		45,600	66,525	38.90	2,707,245
Paul Marciano	4/15/11		1,000,000	2,000,000		3,000,000		38,000	44,300	38.90	2,017,717
	4/15/11		—	2,254,098	(4)	5,000,000	(4)	—	—	—	—
J. Michael Prince	4/15/11		90,000	180,000		270,000		—	10,000	38.90	121,873
Michael Relich	4/15/11		90,000	180,000		270,000		4,300	7,200	38.90	254,976
Dennis Secor	4/15/11		90,000	180,000		270,000		6,300	6,700	38.90	326,662

(1)
Amounts with respect to April 15, 2011 reflect cash incentive award opportunities for the fiscal 2012 performance period. Except as indicated by Footnote (4), the maximum amounts represent the highest cash payout available to participants based on a specific formula tied to the Company's fiscal 2012 earnings from operations. After the fiscal year was complete, the results were certified and maximum potential award levels were calculated. The Compensation Committee then determined the actual award amounts at a level below the maximum potential award based on a discretionary quantitative and qualitative assessment of individual and Company performance. The threshold and target amounts set forth in the table are guidelines only and not determined based on the achievement of any specific criteria. For more details, see "—Current Executive Compensation Program Elements—Annual Cash Incentive Awards" above. The actual cash amounts paid during fiscal 2013 with respect to fiscal 2012 are reported in Columns (d) and (g) of the "Summary Compensation Table."

(2)
The Compensation Committee's practice has been to grant annual equity awards based on performance for the preceding fiscal year. In the first quarter of fiscal 2012, the Compensation Committee reviewed the Company's performance with respect to pre-established performance goals for fiscal 2011, certified the results and calculated the maximum eligible award levels. The Compensation Committee then determined the actual award amounts at a level at or below the maximum eligible awards based on a discretionary quantitative and qualitative assessment of individual and Company performance. The resulting awards, granted on April 15, 2011, are reported in Columns (f) and (g) above. The stock option award reported in Column (g) above for J. Michael Prince was approved by the Compensation Committee as a discretionary award outside of the annual equity award program. Since each of these equity awards related to performance in fiscal 2011, the basis for these awards was included in the "Compensation Discussion and Analysis" section of our proxy statement filed with the SEC on May 24, 2011 with respect to our 2011 annual meeting of shareholders.

  For fiscal 2012, the Compensation Committee established maximum individual equity award opportunities in the form of stock options and restricted stock for Named Executive Officers pursuant to a specific formula tied to the Company's fiscal 2012 earnings from operations. After the fiscal year was complete, the Compensation Committee determined the Company's fiscal 2012 earnings from operations results of $397.2 million, which resulted in a maximum payout opportunity for each Named Executive Officer as described in "—Current Executive Compensation Program Elements—Long-Term Equity Incentive Awards" above. The Compensation Committee then determined the actual equity award amounts at a level at or below the maximum potential equity awards based on a discretionary quantitative and qualitative assessment of individual and Company performance.

  The total number of stock options and restricted shares, and corresponding value on the date of grant, approved by the Compensation Committee and granted on March 28, 2012 with respect to fiscal 2012 performance were as follows: (i) Maurice Marciano, zero restricted shares and options, (ii) Paul Marciano, 44,000 restricted shares and options to purchase 56,000 shares, with an aggregate grant-date value of $1,892,774, (ii) J. Michael Prince, 10,000 restricted shares and options to purchase 10,000 shares, with an aggregate grant-date value of $405,174, (iii) Michael Relich, 8,000 restricted shares and options to purchase 10,000 shares, with an aggregate grant-date value of $342,474, and (iv) Dennis Secor, 8,000 restricted shares and options to purchase 10,000 shares, with an aggregate grant-date value of $342,474. These amounts include the following discretionary awards, granted outside of the annual equity award program: (a) Paul Marciano, 3,727 restricted shares and options to purchase 3,321 shares, (b) J. Michael Prince, 2,678 restricted shares and options to purchase 1,896 shares, (c) Michael Relich, 678 restricted shares and options to purchase 1,896 shares, and (d) Dennis Secor, 678 restricted shares and options to purchase 1,896 shares. See also, "—Current Executive Compensation Program Elements—Long-Term Equity Incentive Awards" above.

(3)
As described under "—Maurice Marciano Retirement" above, Maurice Marciano retired as an employee and executive of the Company on January 28, 2012, transitioning to a new role as non-executive Chairman of the Board and a consultant to the Company. In connection with and in advance of the planned retirement, on June 18, 2011, the Compensation Committee determined it was appropriate to modify the terms of certain of Mr. Maurice Marciano's outstanding equity awards to provide for their continued vesting so long as Mr. Marciano continues to serve as a member of the Board of Directors following his retirement (rather than the awards expiring upon Mr. Maurice Marciano's retirement). These option and stock awards were originally granted in 2009, 2010 and 2011. As required by applicable SEC rules, the incremental fair value of the awards, as determined under FASB ASC Topic 718, as a result of the vesting modification are presented above and included in the "Summary Compensation Table" as fiscal 2012 compensation for Mr. Maurice Marciano. Other than the vesting modification, there were no other changes to these awards.

(4)
On April 15, 2011, the Compensation Committee approved a separate cash incentive opportunity for Paul Marciano under the 2004 Equity Incentive Plan based on a percentage of the Company's fiscal 2012 licensing segment operating income, excluding certain specified amounts. The target incentive amount reported above is an estimate based on the Company's licensing segment operating income in fiscal 2011 and the maximum incentive amount reported above assumes the receipt by Mr. Marciano of the maximum performance-based cash awards that may be awarded to any recipient with respect to any given year under the 2004 Equity Incentive Plan. The actual cash amount paid during fiscal 2013 with respect to fiscal 2012 was $2,410,000.

Description of Plan-Based Awards

        During fiscal 2012, each eligible Named Executive Officer was awarded time-based stock option and restricted stock awards and a cash incentive award (in each case under a performance-based program based on fiscal 2011 results). Each of these awards was granted under, and is subject to the terms of, the 2004 Equity Incentive Plan or the Bonus Plan. The plans are administered by the Compensation Committee.

Stock Options

        Each stock option reported in Column (g) of the table above was granted with a per-share exercise price equal to the closing price of a share of the Company's Common Stock on the NYSE on the grant date. As discussed in footnote (3) to the table above, the June 18, 2011 stock option awards for Maurice Marciano reflect the modification date for previously granted awards, and the per-share exercise prices for those option awards reflect the closing price of a share of the Company's Common Stock on each respective original grant date.

        The stock options granted to our Named Executive Officers on April 15, 2011 are scheduled to vest in four equal installments, with 25% of the options vesting on December 31 of 2011, 2012, 2013 and 2014. Each of the stock option awards listed in the table above has a term of ten (10) years. Outstanding options, however, may terminate earlier in connection with a termination of the Named Executive Officer's employment. Subject to any accelerated vesting that may apply in the circumstances (or other modification as approved by the Compensation Committee), the unvested portion of the stock option will immediately terminate upon a termination of the Named Executive Officer's employment. The Named Executive Officer will generally have sixty (60) days to exercise the vested portion of the stock option following a termination of employment. This period is extended to twelve (12) months if the termination is on account of the Named Executive Officer's death, permanent disability or retirement. Each stock option award is evidenced by an award agreement that sets forth the specific terms and conditions of the award, not inconsistent with the terms of the 2004 Equity Incentive Plan.

Restricted Stock

        The restricted stock awards granted on April 15, 2011 and reported in Column (f) of the table above are scheduled to vest in four equal installments, with 25% of the shares vesting on December 31 of 2011, 2012, 2013 and 2014.

        Generally, Named Executive Officers are entitled to voting and dividend rights with respect to restricted stock awards. Any stock dividends issued with respect to restricted shares are generally subject to the same vesting and other terms and conditions as the original restricted shares to which they relate. Subject to any accelerated vesting that may apply in the circumstances (or other modification as approved by the Compensation Committee), the unvested portion of any restricted stock award will generally be forfeited upon a termination of the Named Executive Officer's employment. Each restricted stock award is evidenced by an award agreement that sets forth the specific terms and conditions of the restricted stock award, not inconsistent with the terms of the 2004 Equity Incentive Plan.

Non-Equity Incentive Plan Awards

        With respect to fiscal 2012 performance, the Company granted non-equity incentive plan award opportunities to its eligible Named Executive Officers. In the first quarter of fiscal 2013, the Compensation Committee reviewed the Company's performance with respect to the pre-established performance goals, certified the level of performance and the resulting maximum award opportunities and determined the actual final cash amounts as described above under "—Current Executive Compensation Program Elements—Annual Cash Incentive Awards" and "—Special Cash Incentive Awards for Paul Marciano" and as set forth in Columns (d) and (g) of the "Summary Compensation Table."

 Outstanding Equity Awards at Fiscal 2012 Year-End

        The following table presents information regarding the outstanding equity awards held by each Named Executive Officer as of January 28, 2012, including the vesting dates for the awards that had not fully vested as of that date.

			Option Awards(1)				Stock Awards(2)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Pay Out Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Maurice Marciano	3/19/07	(4)	40,000	—	41.12	3/19/17	—	—	—	—
	4/3/08	(5)	68,700	—	41.71	4/3/18	—	—	—	—
	4/14/09	(6)	45,000	45,000	22.03	4/14/19	—	—	—	—
	4/29/10	(7)	33,950	33,950	47.94	4/29/20	24,450	715,407	—	—
	4/15/11	(8)	22,175	66,525	38.90	4/15/21	45,600	1,334,256	—	—
Paul Marciano	1/1/07	(9)	—	—	—	—	—	—	200,000	5,852,00
	3/19/07	(4)	24,000	—	41.12	3/19/17	—	—	—	—
	4/3/08	(5)	34,300	—	41.71	4/3/18	—	—	—	—
	4/14/09	(6)	120,000	40,000	22.03	4/14/19	—	—	—	—
	4/29/10	(7)	16,950	16,950	47.94	4/29/20	15,250	446,215	—	—
	4/15/11	(8)	11,075	33,225	38.90	4/15/21	28,500	833,910	—	—
J. Michael Prince	11/15/10	(10)	6,250	18,750	41.31	11/15/20	7,500	219,450	—	—
	4/15/11	(8)	2,500	7,500	38.90	4/15/21	—	—	—	—
Michael Relich	3/19/07	(4)	775	—	41.12	3/19/17	—	—	—	—
	4/3/08	(5)	2,300	—	41.71	4/3/18	—	—	—	—
	10/30/08	(11)	22,300	11,150	21.62	10/30/18	—	—	—	—
	4/14/09	(6)	10,000	5,000	22.03	4/14/19	—	—	—	—
	4/29/10	(7)	2,400	2,400	47.94	4/29/20	2,374	69,463	—	—
	4/15/11	(8)	1,800	5,400	38.90	4/15/21	3,225	94,364	—	—
Dennis Secor	3/19/07	(4)	350	—	41.12	3/19/17	—	—	—	—
	4/3/08	(5)	3,000	—	41.71	4/3/18	—	—	—	—
	10/30/08	(11)	10,000	10,000	21.62	10/30/18	—	—	—	—
	4/14/09	(6)	10,000	5,000	22.03	4/14/19	—	—	—	—
	4/29/10	(7)	2,150	2,150	47.94	4/29/20	2,124	62,148	—	—
	4/15/11	(8)	1,675	5,025	38.90	4/15/21	4,725	138,254	—	—

(1)
All awards reported in the table above were granted under, and are subject to, the Company's 2004 Equity Incentive Plan. The option expiration date shown in Column (f) above is the normal expiration date, and the latest date that the options may be exercised. The options may terminate earlier in certain circumstances described above. For each Named Executive Officer, the unexercisable options shown in Column (d) above were unvested as of January 28, 2012 and will generally terminate if the Named Executive Officer's employment terminates prior to scheduled vesting (except for the unexercisable options held by Maurice Marciano on his January 28, 2012 retirement date, which have been modified to permit vesting to continue for as long as he continues to serve as a member of the Board of Directors, with the term of any such stock options expiring in relation to his termination of service on the Board of Directors).

The exercisable options shown in Column (c) above, and any unexercisable options shown in Column (d) above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer's employment terminates. Unless exercised, exercisable stock options will generally terminate within 60 days after the date of termination of employment. However, if a Named Executive Officer retires (upon reaching age 55), dies or becomes totally disabled while employed with the Company, exercisable stock options will generally remain exercisable for one year following such event. Unexercisable options may become fully vested if there is a change in control of the Company, as described in more detail above under "—Current Executive Compensation Program Elements—Severance and Other Benefits Upon Termination of Employment."

(2)
Except as otherwise indicated therein or as described in this footnote, unvested stock awards will generally be forfeited if a Named Executive Officer's employment terminates (except for the unvested stock awards held by Maurice Marciano on his January 28, 2012 retirement date, which have been modified to permit vesting to continue for as long as he continues to serve as a member of the Board of Directors). The stock awards may be subject to accelerated vesting in connection with a change in control of the Company, as described in more detail above under "—Current Executive Compensation Program Elements—Severance and Other Benefits Upon Termination of Employment." In addition, the January 1, 2007 award to Paul Marciano will become fully vested as a result of a termination by the Company without "cause" or by the executive for "good reason" or in the event of death or disability.

(3)
The market value of stock awards reported in Columns (h) and (j) is computed by multiplying the applicable number of shares of stock reported in Columns (g) and (i) by $29.26, the closing market price of the Company's Common Stock on January 27, 2012, the last trading day of fiscal 2012.

(4)
Awards vested in four equal installments on January 31, 2008, 2009, 2010 and 2011.

(5)
Awards vested in four equal installments on December 31, 2008, 2009, 2010 and 2011.

(6)
Awards vest in four equal installments on December 31, 2009, 2010, 2011 and 2012.

(7)
Awards vest in four equal installments on December 31, 2010, 2011, 2012 and 2013.

(8)
Awards vest in four equal installments on December 31, 2011, 2012, 2013 and 2014.

(9)
The award granted on January 1, 2007 to Paul Marciano was made as a special employment inducement award in connection with the execution of his employment agreement at that time. The award is subject to performance-based vesting at a rate of 20% per period over five periods through fiscal 2012, based on the achievement of targeted earnings per share growth during the performance period or, in the event that the targeted earnings per share growth is not achieved for any such fiscal period, if the cumulative compounded average earnings per share growth exceeds a targeted level of cumulative compounded earnings per share growth for any such fiscal year during the performance period.

(10)
The awards granted on November 15, 2010 to J. Michael Prince were made in connection with his appointment as Chief Operating Officer of the Company, and will vest in four equal installments on November 15, 2011, 2012, 2013 and 2014.

(11)
Under the terms of the awards, since the Company's North American operating margin (excluding advertising expenses and asset impairments) for fiscal 2010 exceeded the pre-established performance goal, 25% of the awards vested upon certification in the first quarter of fiscal 2011, with the remaining options scheduled to vest in annual 25% increments on October 30, 2010, 2011 and 2012.

 Option Exercises and Stock Vested in Fiscal 2012

        The following table presents information regarding (i) the exercise of stock options by Named Executive Officers during fiscal 2012 and (ii) the vesting during fiscal 2012 of stock awards previously granted to the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
(a)	(b)	(c)	(d)	(e)
Maurice Marciano	125,850	2,655,374	52,000	1,680,240
Paul Marciano	—	—	228,200	8,728,684
J. Michael Prince	—	—	2,500	77,600
Michael Relich	—	—	9,913	308,704
Dennis Secor	—	—	5,238	163,973

(1)
The dollar amounts shown in Column (c) above for option awards are determined by multiplying (i) the number of shares of the Company's Common Stock to which the exercise of the option related, by (ii) the difference between the fair market value of the shares at the time of exercise and the exercise price of the options. The dollar amounts shown in Column (e) above for stock awards are determined by multiplying the number of shares that vested by the per-share closing price of the Company's Common Stock on the vesting date.

Non-Qualified Deferred Compensation Plan Table—Fiscal 2012

        The following table sets forth summary information regarding contributions to, earnings on, withdrawals from and account balances under the Company's Non-Qualified Deferred Compensation Plan, or DCP, for and as of the fiscal year ended January 28, 2012.

Name	Executive Contributions In Last Fiscal Year ($)(1)	Company Contributions In Last Fiscal Year ($)(2)	Aggregate Earnings (Losses) In Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last Fiscal Year End ($)
Maurice Marciano	9,494	—	(18,595)	—		324,741
Paul Marciano	10,216	—	(1,675)	(3,808	)(3)	19,579
J. Michael Prince	—	—	—	—		—
Michael Relich	109,007	450	(17,503)	—		507,716
Dennis Secor	86,995	450	13,514	—		319,688

(1)
Reflects base salary and/or cash bonus amounts contributed to the DCP by the Named Executive Officers during fiscal 2012. Accordingly, these amounts are also included in Column (c) or (g), as applicable, of the "Summary Compensation Table" above.

(2)
There were no discretionary Company contributions with respect to any of the Named Executive Officers during fiscal 2012. Amounts in this Column represent contributions made by the Company during fiscal 2012 under the terms of the DCP to "make up" for 401(k) match amounts that could not be made to each executive's account under our tax-qualified 401(k) plan (in which substantially all of our salaried employees are eligible to participate) due to applicable Internal Revenue Code limits.

(3)
Under the DCP, a participant may elect, at the time he or she elects to defer compensation under the plan, to have the benefits resulting from that deferral paid out on a specified date in the future. This amount reflects such a scheduled distribution. That is, this amount represents a distribution of benefits that the participant elected, at the time of his original deferral for a year prior to fiscal 2012, be paid out on a date that occurred during fiscal 2012.

          Under the DCP, select employees who satisfy certain eligibility requirements, including each of the Named Executive Officers, and members of the Board may make annual irrevocable elections to defer up to 75% of their base salary, 100% of their bonus, 100% of their cash compensation earned under any Company long-term incentive plan or 100% of their director fees to be earned during the following calendar year. In addition, the Company makes contributions to "make up" for Company match amounts under the Company's 401(k) plan that cannot be made to Named Executive Officers because of applicable Internal Revenue Code limits.

          Account balances are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by the Company. Participants are at all times 100% vested in the amounts credited to their deferral accounts with respect to their deferrals. Amounts credited with respect to lost 401(k) match amounts are subject to the same vesting requirements provided in the Company's 401(k) plan and amounts credited with respect to discretionary Company contributions are subject to vesting requirements, if any, imposed on such amounts by the Company. Participants will be eligible to receive distributions of the amounts credited to their accounts at or after their termination of employment, retirement, disability, death, change in control of the Company or upon another previously determined scheduled distribution date, in a lump sum or installments pursuant to elections made under the rules of the DCP. For the Named Executive Officers, Section 409A of the Internal Revenue Code requires that distributions may not occur earlier than six months following the Named Executive Officer's termination of employment (excluding termination due to disability or death). The DCP is not required to be funded by the Company, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. The Company has purchased corporate-owned life insurance to help offset this liability. The Company did not make any discretionary contributions under the DCP during fiscal 2012.

Pension Benefits Table—Fiscal 2012

          The following table presents information regarding the present value, computed as of January 28, 2012, of accumulated benefits that may become payable to the Named Executive Officers under the Company's Supplemental Executive Retirement Plan, or SERP, the Company's only defined benefit pension plan.

Name(1)	Plan Name	Number of Years Credited Services (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Maurice Marciano	SERP	24	21,299,918	—
Paul Marciano	SERP	24	37,059,275	—

(1)
No other Named Executive Officers were eligible to participate in the SERP during the covered period.

(2)
The amounts in this Column represent the actuarial present value, computed as of January 28, 2012, of the Named Executive Officer's accrued aggregate pension benefit with respect to the SERP. The actuarial present value of accrued benefits is based on a discount rate of 4.0% and the RP 2000 Mortality Table. Participants are assumed to retire at age 65, the plan's earliest termination date with unreduced benefits. The assumptions used are the same as those used for financial reporting purposes and contained in Note 10 (Supplemental Executive Retirement Plan) to the Company's Consolidated Financial Statements, included as part of the Company's Fiscal

  2012 Annual Report on Form 10-K. As described in more detail above under "—Current Executive Compensation Program Elements—Supplemental Executive Retirement Plan," although the formula for calculating each executive's SERP Benefits did not change in fiscal 2012, the actuarial present value of the SERP Benefits of each executive increased significantly, which increase was primarily the result of a reduction in the discount rate used for actuarial calculations in fiscal 2012.

          The Company maintains the SERP to provide certain executives with benefits upon retirement, termination of employment, death, disability or a change in control of the Company, in certain prescribed circumstances. The current participants in the SERP as of January 28, 2012 were Maurice Marciano and Paul Marciano.

          Annual benefits available under the SERP, or SERP Benefits, are calculated by multiplying the participant's highest average compensation (including base salary and certain bonuses) during any two of the final three full calendar years of employment by a percentage equal to 2.5% for each year of service, subject to a maximum benefit of 60% of such average compensation for Maurice Marciano and Paul Marciano and 50% of such average compensation for all other participants. Bonus amounts earned by Mr. Paul Marciano under the Multi-Year Licensing Opportunity (as more fully described under "—Special Cash Incentive Awards for Paul Marciano" above) will not count toward Mr. Paul Marciano's average compensation amount for purposes of calculating SERP Benefits. SERP Benefits are also subject to a vesting schedule. At January 28, 2012, Mr. Maurice Marciano and Mr. Paul Marciano were each credited with the maximum permitted twenty-four years of service (at which time, each of the executives had served approximately twenty-nine years) and were fully vested in their SERP Benefits.

          SERP Benefits are generally payable over the lifetime of the participant, subject to the advance election by each participant to receive an actuarial equivalent in the form of a ten or fifteen year term-certain life annuity or a joint and 50% survivor annuity. The SERP Benefit amounts will be reduced by the amount of a participant's estimated Social Security benefits. If a participant retires on or after reaching the age of 65, his SERP Benefit will begin to be paid in the form selected by the participant. If a participant's employment is terminated prior to reaching the age of 65 (which is the case for Mr. Maurice Marciano due to his retirement on January 28, 2012), his SERP Benefit will cease to accrue and he will begin to be paid in the form selected by the participant, commencing following the attainment of age 65. Upon a participant's death or disability, the participant or his beneficiaries will generally be entitled to receive a lump sum actuarial equivalent of the applicable SERP Benefit. The SERP provides that if a participant experiences a termination of employment within twelve months following a change in control of the Company, the participant will be entitled to receive a lump sum actuarial equivalent of the applicable SERP Benefit as if such benefit had been completely vested following such termination. Additional information concerning potential payments under the SERP upon certain terminations or a change in control is presented in "—Potential Payments Upon Termination or Change in Control" below.

Potential Payments Upon Termination or Change in Control

          The following section describes the benefits that may become payable to each of our Named Executive Officers in connection with a termination of their employment and/or a change in control of the Company. As prescribed by SEC rules, in calculating the amounts of any potential payments to the Named Executive Officers described below, we have assumed that the termination and/or change in control occurred on the last business day of fiscal 2012 and that the price per share of our Common Stock was equal to the closing price on the NYSE on that date. The benefits described below do not include any amounts with respect to fully vested SERP, DCP or 401(k) benefits or fully vested unexercised stock options where no additional benefit is provided thereunder to the Named Executive Officer as a result of a termination or change in control. In addition to the change in control and termination benefits described below, outstanding equity-based awards held by our Named Executive Officers may also be subject to accelerated vesting in connection with certain changes in control of the Company under the terms of our equity incentive plans, as reflected in the tables below.

  Maurice Marciano and Paul Marciano

          The Marciano Employment Agreements with each of Maurice Marciano and Paul Marciano provide that if the executive's employment with the Company is terminated by the Company without cause (which includes a notice of non-renewal by the Company that would result in the expiration of the employment term prior to the executive's 65th birthday) or by the executive for good reason (which includes a termination of employment for any or no reason during the 30-day period commencing six months after a change in control), subject to the executive delivering a valid release of claims in favor of the Company, the executive will be entitled to receive separation benefits equal to (i) a lump sum payment equal to three times the sum of the executive's base salary and then target annual bonus ("Cash Severance"); (ii) any unpaid base salary and bonus earned with respect to any fiscal year ending on or preceding the date of termination, accrued vacation, reimbursement for any unreimbursed business expenses, and all other payments or benefits to which the executive may be entitled (collectively, the "Accrued Amounts"); (iii) a pro-rata portion of the executive's bonus for the performance year in which the termination occurs (pro-rata based on the number of days of employment during the year) based upon actual performance had employment continued through the end of the year; (iv) two years of additional service credit and age for benefit accrual, early retirement reduction and vesting purposes under the SERP; and (v) for Mr. Paul Marciano, an additional $3.5 million if the termination occurs before December 31, 2012 and the accelerated vesting of the unvested portion of his 1,000,000 share special employment inducement award. In such circumstances, in addition to the benefits described above, the Company, in its sole discretion, will have the option to enter into a two-year consulting agreement with the executive providing for annual compensation at a rate of 50% of the executive's base salary.

          If the executive's employment with the Company terminates on account of the executive's death, total disability or voluntary retirement, the Marciano Employment Agreements provide that the executive will be entitled to (i) the Accrued Amounts; and (ii) a pro-rata portion of the executive's bonus (including a pro-rata Multi-Year Licensing Opportunity for Mr. Paul Marciano except in the case of retirement) for the performance year in which the termination occurs (pro-rata based on the number of days of employment during the year) based upon targeted performance had employment continued through the end of the year; and (iii) in the case of a voluntary retirement, the Company will enter into a two-year consulting agreement with the executive providing for annual compensation at a rate of 50% of the executive's base salary. In addition, in the event of death or disability, the unvested portion of the 1,000,000 share special employment inducement award for Mr. Paul Marciano will become fully vested.

          Should an executive's benefits (whether under an employment agreement or any other plan or arrangement) be subject to the excise tax imposed under Sections 280G and 4999 of the Internal Revenue Code, the Marciano Employment Agreements, as in effect since January 1, 2007, provide that the Company will make an additional payment to the executive so that the net amount of such payment (after taxes) received by the executive is sufficient to pay the excise tax due (the "Tax Gross-Up").

          The following table sets forth the estimated amounts Maurice Marciano and Paul Marciano would have become entitled to under the terms of the Marciano Employment Agreements had their employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2012, January 28, 2012. The amounts set forth with respect to a retirement for Mr. Maurice Marciano reflect the values received in connection with his actual retirement on January 28, 2012. See also "—Maurice Marciano Retirement" above.

Name	Triggering Event	Cash Severance ($)(1)	Cash Bonus ($)(2)	Post- Termination Consulting Arrangement ($)(3)	Value of Accelerated Restricted Stock and Unvested Options ($)(4)	Medical Benefit ($)(5)	Tax Gross-Up ($)	Total ($)
Maurice Marciano
	Death	—	1,986,175	—	—	—	—	1,986,175
	Disability	—	1,986,175	—	—	1,039,596	—	3,025,771
	Retirement	—	1,400,000	1,000,000	—(6)	1,039,596	—	3,439,596
	Term. Without Cause or Resign for Good Reason	7,200,000	1,986,175	—	—	1,039,596	—	10,225,771
	Change of Control	—	—	—	4,480,359	—	—	4,480,359
	Change of Control and Termination	7,200,000	1,986,175	—	4,480,359	1,039,596	—	14,706,130
Paul Marciano
	Death	—	8,531,751	—	5,852,000	—	—	14,383,751
	Disability	—	8,531,751	—	5,852,000	564,811	—	14,948,562
	Retirement	—	5,031,751	1,000,000	—	564,811	—	6,596,562
	Term. Without Cause or Resign for Good Reason	9,000,000	8,531,751	—	5,852,000	564,811	—	23,948,562
	Change of Control	—	2,410,000	—	8,732,201	—	—	11,142,201
	Change of Control and Termination	9,000,000	8,531,751	—	8,732,201	564,811	—	26,828,763

(1)
Represents an amount equal to equal to three times the sum of the executive's base salary and target annual bonus.

(2)
Represents (i) for Maurice Marciano: the maximum annual cash incentive award eligible to be earned for fiscal 2012 (except that the amount for retirement represents the target level actual cash incentive award paid to Mr. Maurice Marciano in connection with his retirement); and (ii) for Paul Marciano: the maximum annual cash incentive award eligible to be earned for fiscal 2012 (except in the case of a change of control without termination); the licensing-based cash incentive award earned during fiscal 2012 and paid in fiscal 2013; in the case of death or disability, the Multi-Year Licensing Opportunity with respect to calendar 2008; and, in the case of termination without cause, resignation with good reason and termination upon a change in control, an additional amount equal to $3,500,000 pursuant to the terms of his Employment Agreement.

(3)
Commencing upon retirement, the Company will enter into a two-year consulting agreement under which the executive will render certain consulting services for which the Company will pay an annual consulting fee equal to 50% of his annual base salary, as in effect immediately prior to the commencement of the consulting period. In addition, the Company will have the option, at its complete discretion, to enter into such a consulting agreement with the executive in the event of a termination without cause or a resignation for good reason.

(4)
Represents the aggregate value of the acceleration of vesting of the executive's unvested stock options and restricted stock based on the closing price of the Company's Common Stock on the NYSE on the last business day of fiscal 2012. For Paul Marciano, amounts include $5,852,000 with respect to the accelerated vesting of the unvested 200,000 share portion of the 1,000,000 share special employment inducement award in the event of death, disability, termination without cause, resignation for good reason and a change in control (with and without termination).

(5)
The medical benefit amount is also payable upon a resignation without good reason.

(6)
Amount does not include the value of unvested restricted stock and stock options that were modified (but not accelerated) in connection with Maurice Marciano's retirement to permit continued vesting after retirement for so long as he continues to serve as a member of the Company's Board of Directors. The aggregate value of such modified awards on Maurice Marciano's January 28, 2012 retirement date was $2,375,013 based on the closing price of the Company's Common Stock on the NYSE on such date.

Other Named Executive Officers

        As discussed above under "—Description of Employment Agreements," the employment offer letters with each of Michael Relich and Dennis Secor provide for specified benefits and payments in connection with certain terminations of employment from the Company, as described below.

  Michael Relich

        Pursuant to the terms of the Relich Letter, if the Company terminates Mr. Relich's employment for reasons other than for cause, Mr. Relich is entitled to receive a severance benefit of four monthly installments equal to this then monthly rate of base salary. The severance payments that would be due to Mr. Relich are subject to an offset equal to any amounts that he earns from other employment during the period ending four months after his termination.

  Dennis Secor

        Pursuant to the terms of the Secor Letter, if the Company terminates Mr. Secor's employment for reasons other than for cause, Mr. Secor is entitled to a severance benefit of six monthly installments equal to his then monthly rate of base salary. The severance payments that would be due to Mr. Secor are subject to an offset equal to any amounts that he earns from other employment during the period ending six months after his termination.

        The following table sets forth the estimated amounts that each of the identified Named Executive Officers would have become entitled to under the terms of their applicable employment offer letters and the other plans in which they participate had their employment with the Company terminated and/or a change in control of the Company occurred on the last business day of fiscal 2012.

Name	Triggering Event	Cash Severance ($)		Cash Bonus ($)(1)	Value of Accelerated Restricted Stock and Unvested Options ($)(2)	Total ($)
J. Michael Prince
	Death / Disability	—		238,341	—	238,341
	Term. Without Cause	—		—	—	—
	Change of Control	—		—	457,791	457,791
	Change of Control and Termination	—		—	457,791	457,791
Michael Relich
	Death / Disability	—		238,341	—	238,341
	Term. Without Cause	150,000	(3)	—	—	150,000
	Change of Control	—		—	523,504	523,504
	Change of Control and Termination	150,000	(3)	—	523,504	673,504
Dennis Secor
	Death / Disability	—		238,341	—	238,341
	Term. Without Cause	225,000	(4)	—	—	225,000
	Change of Control	—		—	551,293	551,293
	Change of Control and Termination	225,000	(4)	—	551,293	776,293

(1)
Represents the maximum annual cash incentive award eligible to be paid during fiscal 2012. The cash incentive amounts actually paid in fiscal 2012 are presented in Column (g) of the "Summary Compensation Table" above.

(2)
Represents the aggregate value of the acceleration of vesting of the executive's unvested stock options and restricted stock based on the closing price of the Company's Common Stock on the NYSE on the last business day of fiscal 2012.

(3)
Represents a severance payment in an amount equal to four months of base salary upon termination, subject to a reduction equal to any amounts earned by Michael Relich from other employment during the four month period.

(4)
Represents a severance payment in an amount equal to six months of base salary upon termination, subject to a reduction equal to any amounts earned by Dennis Secor from other employment during the six month period.

 SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information available to the Company as of the Record Date, May 2, 2012, with respect to shares of Common Stock held by (i) each director, including the Class I Nominee (as defined under "Proposal No. 1: Election of Class I Director" above), (ii) our Named Executive Officers (as defined under "Executive and Director Compensation—Compensation Discussion and Analysis" above), (iii) all of our directors, including our Class I Nominee, and our executive officers as a group and (iv) each person believed by us to beneficially own more than 5% of our outstanding shares of Common Stock.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner(1)	Number of Shares	Percent of Class(2)
Maurice Marciano(3)	13,233,916	14.7%
Paul Marciano(4)	12,123,366	13.4%
Judith Blumenthal(5)	34,189	*
Gianluca Bolla(5)	4,000	*
Anthony Chidoni(5)	219,072	*
Kay Isaacson-Leibowitz(5)	44,500	*
J. Michael Prince(5)	28,952	*
Michael Relich(5)	65,738	*
Dennis Secor(5)	65,564	*
Alex Yemenidjian(5)	92,556	*
All directors and executive officers as a group (11 persons)(6)	25,921,853	28.6%
FMR LLC(7) 82 Devonshire Street, Boston, Massachusetts 02109	5,875,647	6.5%

*
Less than 1.0%

(1)
Except as described below and subject to applicable community property laws and similar laws, each person listed above has sole voting and investment power with respect to such shares. This table is based upon information supplied by officers, directors and principal shareholders. Except as indicated above, the business address for each person is: c/o Guess?, Inc., 1444 South Alameda Street, Los Angeles, California 90021.

(2)
The number of shares outstanding used in calculating the percentages for each person includes shares that may be acquired by such person upon the exercise of options exercisable within 60 days of May 2, 2012 but excludes shares underlying options held by any other person. The percent of beneficial ownership is based on 89,970,864 shares of Common Stock outstanding on May 2, 2012.

(3)
Includes shares of Common Stock beneficially owned by Maurice Marciano as follows: 70,050 shares held directly; 6,239,000 shares held indirectly as sole trustee of the Maurice Marciano Trust; 4,000,000 shares held indirectly as a member of Next Step Capital LLC (with respect to which he has sole voting power over 2,892,000 and no voting power over the remainder); 1,164,971 shares held indirectly as a member of Marciano Financial Holdings IV, LLC (with respect to which he has (i) sole voting power over 815,480 shares and no voting power over the remainder and (ii) shared investment power); 70 shares held as sole trustee of the Maurice Marciano Gift Trust FBO Caroline Marciano; 1,500,000 shares held indirectly as a member of COEM Capital, LLC (with respect to which he has sole voting power over 375,000 shares and no voting power over the remainder); 50,000 shares held indirectly as President of the Maurice Marciano Family Foundation; and 209,825 shares that may be acquired upon the exercise of options exercisable within 60 days of

  May 2, 2012. Amounts include 3,000,000 shares pledged as security under revolving lines of credit as of May 2, 2012. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Paul Marciano in Footnote 4 below: an additional 1,164,971 shares held by Marciano Financial Holdings IV, LLC (with respect to which (i) Maurice Marciano has no voting power and (ii) Maurice Marciano and Paul Marciano share investment power); and 85,333 shares held by G Financial Holdings LLC (with respect to which Maurice Marciano has sole voting power and no investment power).

(4)
Includes shares of Common Stock beneficially owned by Paul Marciano as follows: 87,750 shares held directly; 5,804,548 shares held indirectly as sole trustee of the Paul Marciano Trust; 1,164,971 shares held indirectly as a member of Marciano Financial Holdings IV, LLC (with respect to which he has (i) sole voting power over 815,480 shares and no voting power over the remainder and (ii) shared investment power); 459,500 shares held indirectly as president of the Paul Marciano Foundation; 1,581,700 shares held indirectly as a member of NRG Capital Holdings II, LLC (with respect to which he has sole voting power over 395,425 shares and no voting power over the remainder); 170,666 shares held indirectly as member of G Financial Holdings, LLC (with respect to which he has no voting power); 2,000,000 shares held indirectly as member of G Financial Holdings II, LLC; 647,906 shares held indirectly as investment advisor of G2 Grat (with respect to which he has no voting power); and 206,325 shares that may be acquired upon the exercise of options exercisable within 60 days of May 2, 2012. Amounts include 3,500,000 shares pledged as security under revolving lines of credit as of May 2, 2012. To avoid double counting shares for purposes of this table, total holdings do not include the following amounts shown in the holdings of Maurice Marciano in Footnote 3 above: an additional 1,164,971 shares held by Marciano Financial Holdings IV, LLC (with respect to which (i) Paul Marciano has sole voting power over 349,491 shares and no voting power over the remainder, and (ii) Paul Marciano and Maurice Marciano share investment power); 1,108,000 shares held by Next Step Capital LLC (with respect to which he has sole voting power and no investment power); and 1,125,000 shares held by COEM Capital, LLC (with respect to which he has sole voting power and no investment power).

(5)
Includes shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days of May 2, 2012, as follows: Judith Blumenthal, 2,117 shares; Gianluca Bolla, no shares (Mr. Bolla holds 6,128 restricted stock units which are scheduled to vest January 30, 2013); Anthony Chidoni, 159,176 shares; Kay Isaacson-Leibowitz, 12,442 shares; J. Michael Prince, 8,750 shares; Michael Relich, 39,575 shares; Dennis Secor, 27,175 shares; and Alex Yemenidjian, 44,660 shares.

(6)
Includes: 710,045 shares of Common Stock that may be acquired upon the exercise of options within 60 days of May 2, 2012.

(7)
All information regarding FMR LLC and its affiliates is based on the Schedule 13G filed with the SEC on February 14, 2012 by FMR LLC and Edward C. Johnson 3d. At February 13, 2012, (i) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, was the beneficial owner of 5,874,900 of such shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940 and (ii) Pyramis Global Advisors Trust Company, a wholly-owned subsidiary of FMR LLC, was the beneficial owner of 747 of such shares in its capacity as an investment manager of accounts owning such shares. FMR LLC and Edward C. Johnson 3d each has sole dispositive power over all of such shares and sole voting power over 747 of such shares.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Under our written Related Person Transactions Policy, a related person transaction (as defined below) may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer, (ii) any person who is known to be the owner of 5% or more of any class of our voting securities, (iii) any immediate family member, as defined in the policy, of any of the foregoing persons, and (iv) any entity in which any of the foregoing persons is an officer, general partner or otherwise controls such entity. "Related person transaction" is defined in the policy as a transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which (a) the Company was or is to be a party or a participant, (b) the amount involved exceeds or reasonably can be expected to exceed $120,000, and (c) any of the foregoing persons had or will have a direct or indirect material interest.

        All directors and executive officers are required under the Related Person Transactions Policy to notify the Company's General Counsel of any potential or actual related person transaction as soon as they become aware of any such transaction. The General Counsel then presents any related person transactions to the Audit Committee for consideration. Among other relevant factors, the Audit Committee may consider the following: (i) the size and materiality of the transaction and the amount of consideration payable to a related person, (ii) the nature of the interest of the applicable related person, (iii) whether the transaction may involve a conflict of interest, (iv) whether the transaction involves the provision of goods or services to the Company that are readily available from unaffiliated third parties upon better terms, and (v) whether there are business reasons to enter into the transaction.

Leases

        The Company leases warehouse and administrative facilities, including the Company's corporate headquarters in Los Angeles, California, from partnerships affiliated with the trusts for the respective benefit of Maurice Marciano, Chairman of the Board, Paul Marciano, Chief Executive Officer and Vice Chairman, Armand Marciano, their brother and former executive of the Company, and certain of their children (the "Marciano Trusts"). There were four of these leases in effect at January 28, 2012 with expiration dates ranging from 2012 to 2020. The lease with respect to the Company's corporate headquarters in Los Angeles, California, was amended in August 2010 to extend the term for an additional two years, to 2020. All other terms of the existing corporate headquarters lease remain in full force and effect.

        In September 2010, the Company, through a French subsidiary, entered into a lease for a new showroom and office space located in Paris, France with an entity that is owned in part by an affiliate of the Marciano Trusts. This lease allows the Company, which previously occupied two separate corporate locations in Paris, to consolidate its locations into a single improved and larger space. There was an amendment to this lease on June 27, 2011 to reconfigure and increase the size of the leased space, resulting in a $0.1 million increase in the current annual rent amount to $1.1 million per year. The Company took possession of the facility on July 1, 2011 and has an option for early termination at the end of the sixth year.

        Aggregate rent and property tax expense under these related party leases for fiscal 2012, fiscal 2011 and fiscal 2010 was $5.3 million, $4.5 million and $4.6 million, respectively. The Company believes the related party lease terms have not been significantly affected by the fact that the Company and the lessors are related.

Aircraft Arrangements

        The Company periodically charters aircraft owned by MPM Financial, LLC ("MPM Financial"), an entity affiliated with the Marciano Trusts, through independent third party management companies contracted by MPM Financial to manage its aircraft. Under an informal arrangement with MPM Financial and the third party management companies, the Company has chartered and may from time-to-time continue to charter aircraft owned by MPM Financial at a discount from the third party management companies' preferred customer hourly charter rates. The total fees paid under these arrangements for fiscal 2012, fiscal 2011 and fiscal 2010 were approximately $0.8 million, $1.1 million and $0.4 million, respectively.

Other Transactions

        The Company entered into a consulting agreement with Six Seven Studio, LLC to provide certain brand management and strategy services for the Company's global Guess by Marciano business. The owner of Six Seven Studio, LLC and its primary consultant under the agreement has a personal relationship with Maurice Marciano. Total fees paid under this consulting arrangement for fiscal 2012 were approximately $160,000. No fees were paid in prior periods.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and any beneficial owner of more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the SEC and the NYSE. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by SEC regulation to furnish the Company with copies of all such forms that they file.

        Based solely on the Company's review of the copies of Forms 3, 4 and 5 and the amendments thereto received by it for the year ended January 28, 2012, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the year ended January 28, 2012, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Common Stock.

THE BOARD OF DIRECTORS
May 17, 2012

 APPENDIX A

GUESS?, INC.
2002 EMPLOYEE STOCK PURCHASE PLAN
(Amended and Restated Effective March 12, 2012)

        1.    Purpose.    The Corporation maintains the Guess?, Inc. 2002 Employee Stock Purchase Plan, as amended and restated. The purpose of the Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Corporation through accumulated payroll deductions. This version of the Plan is effective for Offering Periods (as defined below) under the Plan commencing on and after March 12, 2012. For Offering Periods under the Plan ending on or before that date, refer to the version of the Plan as in effect for the applicable Offering Period.

        2.     Definitions.

          (a)   "Board" shall mean the Board of Directors of the Corporation.

          (b)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c)   "Commission" shall mean the Securities and Exchange Commission.

          (d)   "Committee" shall mean the Compensation Committee of the Board, which shall administer the Plan pursuant to Section 14.

          (e)   "Common Stock" shall mean the Common Stock of the Corporation.

          (f)    "Company" shall mean the Corporation and any of its Designated Subsidiaries.

          (g)   "Compensation" shall have the same meaning as given under the Guess?, Inc. 401(k) Plan and Trust (or any successor plan) or such other definition as may be determined by the Committee, provided, however, that amounts deferred by eligible employees pursuant to the terms of the Guess?, Inc. Nonqualified Deferred Compensation Plan shall also be included as "Compensation" for all purposes hereunder.

          (h)   "Corporation" shall mean Guess?, Inc., a Delaware corporation.

          (i)    "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. Any such designation by the Committee shall not require stockholder approval.

          (j)    "Employee" shall mean any individual who is an employee of the Company for tax purposes and whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period. Prior to the start of an Offering Period, the Committee may, without stockholder approval, change the eligibility requirements set forth above in this definition as applicable to such Offering Period.

          (k)   "Enrollment Date" shall mean the first day of each Offering Period.

          (l)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m)  "Exercise Date" shall mean the last day of each Offering Period.

          (n)   "Fair Market Value" shall mean, on any given date,

              (i)  if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is so listed or admitted to trade, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock on such exchange on the next preceding date on which there was trading in the shares of Common Stock; or

             (ii)  in the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

          (o)   "Offering Period" shall mean a period of approximately three (3) months, commencing on the last Monday of the second fiscal month of each fiscal quarter of the Company and terminating on the penultimate Friday of the second fiscal month of the immediately following fiscal quarter of the Company. The timing and duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (p)   "Plan" shall mean this 2002 Employee Stock Purchase Plan, as amended from time to time.

          (q)   "Purchase Price" shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Committee may provide prior to the start of any Offering Period that the Purchase Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (i) the Fair Market Value of a share of Common Stock on the Enrollment Date of that Offering Period, or (ii) the Fair Market Value of a share of Common Stock on the Exercise Date of that Offering Period, or (iii) the lesser of the Fair Market Value of a share of Common Stock on the Enrollment Date of that Offering Period or the Fair Market Value of a share of Common Stock on the Exercise Date of that Offering Period; and provided, further, that in no event shall the Purchase Price per share be less than the par value of a share of Common Stock.

          (r)   "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (s)   "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission under Section 16 of the Exchange Act, as amended from time to time.

          (t)    "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Corporation or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

        3.     Eligibility.

          (a)   Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan for the corresponding Offering Period.

          (b)   Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options (granted under this Plan or otherwise) to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any parent corporation (if any) or any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its parent corporation (if any) and its Subsidiaries qualified under Section 423 of the Code accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the foregoing clause (ii), a right to purchase stock accrues when it first become exercisable during the calendar year.

        4.    Offering Periods.    The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the last Monday of the second fiscal month of each fiscal quarter of the Company and terminating on the penultimate Friday of the second fiscal month of the immediately following fiscal quarter of the Company. Offering Periods shall continue until this Plan is terminated in accordance with Section 19 or Section 20 hereof (or, if earlier, until no shares of Common Stock remain available for options pursuant to Section 13(a)). The Committee shall have the power to change the timing and duration of any future Offering Periods, including the commencement dates thereof, with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the beginning of the first Offering Period to be affected thereunder; provided, however, that no Offering Period shall be shorter than three (3) months or longer than twenty-seven (27) months.

        5.     Participation.

          (a)   An eligible Employee may become a participant in the Plan by (i) enrolling online in the manner and through the website designated by the Company or (ii) completing and submitting a subscription agreement in the form of Exhibit A to this Plan (or such other form as the Company may prescribe from time to time), in each case authorizing payroll deductions under the Plan. Such online enrollment or filing of a subscription agreement with the Company must occur at least five (5) business days prior to the applicable Enrollment Date (or such other date prior to the applicable Enrollment Date as the Committee may designate).

          (b)   Payroll deductions for a participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

          (c)   For purposes of this Plan, if a Designated Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan and will no longer be an Employee unless the person continues as an Employee in respect of another Company entity.

        6.     Payroll Deductions.

          (a)   At the time a participant enrolls online or files a subscription agreement, he or she shall elect to have payroll deductions made on each payroll date during the Offering Period in an amount not less than one percent (1%) and not in excess of fifteen percent (15%) of the participant's Compensation during the Offering Period, such election to be stated (unless the Committee otherwise provides) as a whole percentage of the participant's Compensation.

          (b)   Subject to Section 6(a), all payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (c)   A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant's online enrollment or subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof or by re-enrolling online or filing a new subscription agreement with the Company at least five

  (5) business days prior to the Enrollment Date of the immediately following Offering Period (or such other date prior to such Enrollment Date as the Committee may designate). Except as contemplated by Section 6(d), Section 10 and Section 11, changes in a participant's payroll deduction levels may not take effect during an Offering Period, and other modifications and suspensions of a participant's subscription agreement are not permitted.

          (d)   Notwithstanding the foregoing, to the extent necessary to comply with Section 7 hereof or Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be automatically decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e)   At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee. Notwithstanding anything herein to the contrary, with respect to any withholding obligation that may arise upon the exercise of an option, the Company may, but shall not be obligated to, deduct from a participant's account balance as of an Exercise Date, before the exercise of the participant's option is given effect, the amount which the Company reasonably determines to be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to the option (subject to the other limits set forth in the Plan) shall be purchased at the Purchase Price with the balance of the participant's account (after reduction for the tax withholding amount).

        7.    Grant of Option.    On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that, in no event, shall an Employee be permitted to purchase during any particular Offering Period more than 200,000 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period. Notwithstanding the foregoing, the Committee may without stockholder approval, amend the limit set forth above in this Section 7 on the number of shares that an Employee may purchase in any Offering Period, effective no earlier than the first Offering Period commencing after the adoption of such amendment.

        8.    Exercise of Option.    Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9.    Delivery.    As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Corporation shall, in its discretion, either: (a) arrange the delivery to the participant or to a record keeping service of a certificate, as appropriate, or (b) issue shares in book entry form to the participant or his or her designated broker, registered in the name of such participant or broker, in each case, representing the shares purchased upon exercise of his or her option.

        10.   Withdrawal.

          (a)   A participant may withdraw all but not less than all the payroll deductions credited to his or her account during an Offering Period and not yet used to exercise his or her option under the Plan at any time by (i) withdrawing online in the manner and through the website designated by the Company or (ii) giving written notice to the Company in the form of Exhibit B to this Plan (or such other form as the Company may prescribe from time to time). A withdrawal election pursuant to this Section 10(a) with respect to an Offering Period shall be effective only if it is completed online or received by the Company, in each case no later than two (2) business days prior to the Exercise Date of that Offering Period. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. A participant may also withdraw from participation in a succeeding Offering Period by (i) withdrawing online in the manner and through the website designated by the Company or (ii) giving written notice to the Company in the form of Exhibit B (or such other form as the Company may prescribe from time to time), provided that the notice of withdrawal is completed online or received by the Company, in each case no later than one (1) business day prior to the Enrollment Date of the succeeding Offering Period (or such other date as the Committee may designate).

          (b)   A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws. A participant's termination from Plan participation shall be deemed to be a revocation of that participant's online enrollment or subscription agreement and such participant must re-enroll online or file a new subscription agreement to resume Plan participation in any succeeding Offering Period.

        11.   Termination of Employment.

          (a)   Except as provided in Section 11(b) below, if a participant ceases to be an Employee for any reason (including, without limitation, due to the participant's death, disability, resignation or retirement, or due to a layoff or other termination of employment with or without cause) at any time prior to the last day of an Offering Period in which he or she participates, such participant's account shall be paid to him or her (or, in the event of the participant's death, to the person or persons entitled thereto under Section 13) in cash, and such participant's option and participation in the Plan shall automatically terminate as of the time that the participant ceased to be an Employee.

          (b)   If a participant (i) ceases to be an Employee during an Offering Period but remains an employee of the Company through the Exercise Date (for example, and without limitation, if the participant's employer ceases to maintain the Plan as a Designated Subsidiary but otherwise continues as a Subsidiary, or if the participant's customary level of employment no longer satisfies the requirements set forth in the definition of Employee), or (ii) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the participant is an employee of the Company or on such leave as of the applicable Exercise Date, such participant's payroll deductions shall cease, and the accumulated payroll deductions previously credited to the participant's account for that Offering Period shall be used to exercise the participant's option as of the applicable Exercise Date in accordance with Section 8 (unless the participant makes a timely withdrawal election in accordance with Section 10, in which case such participant's account shall be paid to him or her in cash in accordance with Section 10).

        12.    Interest.    No interest shall accrue on the payroll deductions of a participant in the Plan.

        13.   Stock.

          (a)   The maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be four million (4,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. Shares that are subject to or underlie options, which (i) for any reason are cancelled or terminated, are forfeited, or (ii) for any other reason are not paid or delivered under the Plan shall again, except to the extent prohibited by law, be available for subsequent options under the Plan. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b)   The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c)   Shares to be delivered to a participant under the Plan shall be registered in the name of the participant (or the participant and his or her spouse) or his or her designated broker.

        14.   Administration.

          (a)   The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. Each member of the Committee, in respect of any transaction at a time when an affected participant may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the "Committee" shall be deemed to be references to the Board.

          (b)   The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Company. Notwithstanding anything else contained in this Plan to the contrary, the Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and need not comply with the otherwise applicable provisions of this Plan.

          (c)   Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. Any action taken by, or inaction of, the Company, any Designated Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under this Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Company. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

        15.   Designation of Beneficiary.

          (a)   If the Committee so permits, a participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. The Committee may rely on the last designation of a beneficiary filed by a participant in accordance with this Plan. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in it discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16.   Transfer Restrictions.

          (a)   Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

          (b)   Unless the Board or the Committee determines otherwise prior to the start of any Offering Period, the shares of Common Stock purchased by a participant on each Exercise Date that occurs after April 1, 2009 must be held and not sold by the participant for a minimum period of six (6) months following the applicable Exercise Date. Accordingly, the participant shall not sell, make any short sale of, loan, hypothecate, assign, transfer, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares purchased by the participant under the Plan until those shares have been held for at least a six (6) month period measured from the applicable Exercise Date. (By way of example, shares purchased on an Exercise Date of June 26 may not be sold or otherwise transferred by the participant until at least December 26 of the same year.) This transfer restriction shall hereafter be referred to as the "Holding Period Requirement." Notwithstanding the foregoing, the Board or Committee may at any time elect to reduce or waive the Holding Period Requirement, provided that any such reduction or waiver with respect to a particular Offering Period shall apply equally to all participants in that Offering Period.

          (c)   A participant shall have, with respect to purchased shares that are subject to the Holding Period Requirement, all of the rights of a shareholder of the Corporation, including the right to vote the shares and the right to receive any cash or other dividends with respect to the shares. Any new, substituted or additional securities which are, by reason of any stock split, stock dividend, recapitalization, combination or reclassification of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, distributed with respect to any purchased shares shall be subject to the same Holding Period Requirement, if any, applicable to those shares.

          (d)   In order to enforce the Holding Period Requirement, the Corporation may impose stop-transfer instructions or take such other actions it deems necessary or advisable with respect to the purchased shares until the end of the applicable six (6) month period.

          (e)   Upon a participant's ceasing to be an Employee for any reason, any shares held by such participant that are then subject to a Holding Period Requirement shall no longer be subject to the Holding Period Requirement.

        17.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        18.    Reports.    Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees as soon as administratively practicable following each Exercise Date, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19.   Adjustments; Corporate Transactions.

          (a)    Adjustments of and Changes in the Stock.    Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall equitably and proportionately adjust (i) the number and type of shares or the number and type of other securities that thereafter may be made the subject of options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares (or other securities or property) subject to any or all outstanding options, (iii) the Purchase Price of any or all outstanding options, and/or (iv) the securities, cash or other property deliverable upon exercise of any outstanding options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this

  Plan and the then-outstanding options. Upon the occurrence of any event described in the preceding sentence, or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding options for cash, securities or property to be delivered to the holders of any or all outstanding options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. The Committee may adopt such valuation methodologies for outstanding options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Purchase Price of the option. In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

          (b)    Possible Early Termination of Plan and Options.    Upon a dissolution or liquidation of the Corporation, or any other event described in Section 19(a) that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, this Plan and, if prior to the last day of an Offering Period, any outstanding option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and options. In the event a participant's option is terminated pursuant to this Section 19(b) without a provision having been made by the Board for a substitution, exchange or other settlement of the option, such participant's account shall be paid to him or her in cash without interest.

        20.   Amendment or Termination.

          (a)   The Board may at any time and for any reason terminate, suspend or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required. No options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to options then outstanding in accordance with the terms of this Plan.

          (b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change future Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment period and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        21.    Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23.   Term of Plan.

          (a)   The Plan shall become effective upon its adoption by the Board. No new Offering Periods shall commence on or after March 11, 2022, and the Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated under Section 19 or 20 hereof.

          (b)   Notwithstanding anything else contained herein to the contrary, the effectiveness of the Plan is subject to the approval of this Plan by the stockholders of the Company within twelve (12) months after the effective date of the Plan.

        24.   Employees' Rights.

          (a)   Nothing in this Plan (or in any other documents related to this Plan) will confer upon any Employee or participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or effect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate his or her employment or other service with or without cause. Nothing contained in this Section 24(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a subscription agreement.

          (b)   No participant or other person will have any right, title or interest in any fund or in any specific asset (including shares) of the Company by reason of any option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any participant or other person. To the extent that a participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation. No special or separate reserve, fund or deposit will be made to assure any such payment.

          (c)   A participant will not be entitled to any privilege of stock ownership as to any shares not actually delivered to the participant pursuant to Section 9. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        25.   Plan Construction.

          (a)    Section 16.    It is the intent of the Corporation that transactions involving options under this Plan (other than "Discretionary Transactions" as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of options or other events with respect to this Plan.

          (b)    Section 423.    Except as the Committee may expressly provide in the case of one or more sub-plans adopted pursuant to Section 14(b), this Plan and options are intended to qualify under Section 423 of the Code. Accordingly, all participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code and except as not required thereunder to qualify this Plan under Section 423) under this Plan, subject to differences in compensation among participants and subject to the payroll deduction and share limits of this Plan.

          (c)    Interpretation.    If any provision of this Plan or of any option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

        26.   Miscellaneous.

          (a)   This Plan, the options, and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (b)   Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

          (c)   The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

          (d)   Benefits received by a participant under an option granted pursuant to this Plan shall not be deemed a part of the participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

        27.    Notice of Sale.    Any person who has acquired shares under this Plan shall give prompt written notice to the Company of the sale or other transfer of the shares if such sale or transfer occurs (a) within the two (2) year period after the Enrollment Date (date the option is granted) of the Offering Period with respect to which such shares were acquired or (b) within the twelve (12) month period after the Exercise Date of the Offering Period with respect to with such shares were acquired.

        IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this 12th day of March, 2012.

GUESS?, INC.
By:	/s/ J. MICHAEL PRINCE
Name: J. Michael Prince Title: Chief Operating Officer

 EXHIBIT A

GUESS?, INC. EMPLOYEE STOCK PURCHASE PLAN SUBSCRIPTION AGREEMENT

THIS FORM MUST BE RECEIVED IN THE LEGAL DEPARTMENT ON OR BEFORE THE DEADLINE!
SEE ESPP CALENDAR FOR DEADLINES.
You can send this form by interoffice mail to the Legal Department (ESPP) or by fax to (xxx) xxx-xxxx.

1. Type of Subscription	☐ Original Application OR Re-Enrollment ☐ Change in Payroll Deduction Rate ☐ Change in Beneficiary(ies)

2. Name

3. Employee ID Number

4. Home Address

5. Phone Number

6. E-Mail Address Please make sure to include your e-mail address. Confirmations of receipt of this form and other communications regarding the Plan will be sent by e-mail only!

7. Contribution Amount Enter a percentage of your compensation per paycheck (min. 1%; max 15%).	%

8. Beneficiary Name, Relationship and Address In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:

9. *Spouse's Signature (if beneficiary is other)
I hereby consent to the designation made by my spouse to have any amounts available and/or payable under the Plan in the event of his or her death paid to the persons listed on this form in the manner and circumstances described in this form.	(Signature of Spouse)

10. Date

11. Signature
I have received a prospectus for the Employee Stock Purchase Plan and I have read and agree to all of the "Employee Stock Purchase Plan Terms and Conditions" on the reverse including any terms and conditions in the Plan or any prospectus.	(Signature)

*All items are REQUIRED except for Item 8. For Item 9, if you are married and you name someone other than your spouse as your beneficiary, your spouse must consent to such designation by signing the Subscription Agreement in the space indicated above.

Enrollment Form

 Employee Stock Purchase Plan Terms and Conditions

        1.     I hereby elect to participate in the GUESS?, INC. Employee Stock Purchase Plan (the "Plan") for the next Offering Period, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

        2.     I elect to have contributions in the amount of the percentage indicated on this Subscription Agreement (per pay check) of my Compensation, as defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

        3.     I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 7 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Exercise Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company's Legal Department no later than two (2) business days before an Exercise Date for such purpose. I understand that I will not receive any interest on my accumulated contributions.

        4.     I acknowledge that, unless I discontinue my participation in the Plan by filing a notice of withdrawal with the Company as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period. I understand that I may withdraw my participation in the Plan at any time prior to an Exercise Date by giving written notice to the Company's Legal Department no later than two (2) business days before such Exercise Date for such purposes. I also understand that I may not increase or decrease the rate of my contributions during any Offering Period; however, I may change the rate of contributions for future Offering Periods by filing a new Subscription Agreement with the Company's Legal Department no later than five (5) business days prior to the next Offering Period, and any such change will be effective as of the Enrollment Date of the next Offering Period.

        5.     I have received a copy of the Company's most recent Prospectus for the Plan and a copy of the complete "Guess?, Inc. 2002 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

        6.     I understand that all Shares purchased for me under the Plan will be deposited into an account established by me at a brokerage chosen by the Company. I understand that if I wish to receive a physical share certificate or sell my shares, I may be required to pay a fee to the brokerage.

        7.     I understand that I will not be permitted to sell or otherwise dispose of any shares acquired by me pursuant to the Plan until I have held such shares for a period of six (6) months following the applicable Exercise Date.

        8.     I understand that if I dispose of any shares acquired by me pursuant to the Plan (i) within two (2) years after the Enrollment Date (the first day of the Offering Period with respect to which I purchased such shares) or (ii) within one (1) year after the Exercise Date of the Offering Period with respect to which I acquired such shares, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Exercise Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Exercise Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

        9.     If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the amount by which the fair market value of the shares on the Enrollment Date exceeded the purchase price that I paid for the shares (calculated as though the option was exercised on the Enrollment Date of the Offering Period). The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. I understand that this tax summary is only a summary, is not a complete description of the tax consequences relating to the disposition of shares that may be acquired under the Plan and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

        10.   I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

 EXHIBIT B

GUESS?, INC. EMPLOYEE STOCK PURCHASE PLAN NOTICE OF WITHDRAWAL

THIS FORM MUST BE RECEIVED IN THE LEGAL DEPARTMENT ON OR BEFORE THE DEADLINE!
SEE ESPP CALENDAR FOR DEADLINES.
You can send this form by interoffice mail to the Legal Department (ESPP) or by fax to (xxx) xxx-xxxx.

1. Type of Withdrawal (Select One)
If you select "Current Offering Period" you will receive a refund of any contributions (without interest) and no stock will be purchased for you at the next purchase date. If you select "Next Offering Period" your current contributions will be used to purchase stock at the next purchase date, but you will be withdrawn for the next offering period	☐ Current Offering Period ☐ Next Offering Period

2. Name

3. Employee ID Number

4. E-Mail Address

5. Home Address

6. Home Telephone

7. Date

8. Signature I have read and agree to all of the "Terms and Conditions of Withdrawal" below including any terms and conditions in the Plan or any prospectus.	(Signature)

All items are REQUIRED.

Terms and Conditions of Withdrawal

I hereby elect to withdraw my participation in the Guess?, Inc. Employee Stock Purchase Plan (the "Plan") for the Offering Period selected above.
This withdrawal covers all contributions credited to my account and is effective upon the Company's receipt of this Notice of Withdrawal.
I understand that, in order for this Notice of Withdrawal to be effective for the current Offering Period, I must submit this form to the Company's Legal Department no later than two (2) business days before the Exercise Date of the current Offering Period. I understand that a Notice of Withdrawal form submitted after the second (2nd) business day before the end of the Offering Period but before the end of the Offering Period will be null and void unless I have selected "Next Offering Period" above.
I understand that all contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the applicable Offering Period will automatically terminate, and that no further contributions for the purchase of shares can be made by me during the applicable Offering Period.
I understand and agree that I will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new completed and signed Subscription Agreement.

Withdrawal Form

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01HABB 1 U P + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the nominee listed in Proposal 1 and FOR Proposals 2 and 3. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. For Withhold X 1. Election of one Class I Director: 01 - Gianluca Bolla (term expiring in 2015) IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain For Against Abstain 2. Approval of the amendment and restatement of the Company’s Employee Stock Purchase Plan. 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending February 2, 2013. In their discretion, the proxy holders are authorized to vote on such other matters that may properly come before this Annual Meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted for the nominee for director and for Proposals 2 and 3. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 1234 5678 9012 345 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1 3 7 6 9 4 1 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on June 21, 2012. Vote by Internet • Go to www.envisionreports.com/ges • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message

COMMON STOCK PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) J. Michael Prince, Deborah Siegel and Jason Miller, or each of them acting alone, as proxies with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Guess?, Inc. (the “Company”) held of record by the undersigned on May 2, 2012 at the Annual Meeting of Shareholders to be held on June 21, 2012 at 9:00 a.m., local time, or any adjournments or postponements thereof, at the Beverly Hills Hotel, 9641 Sunset Boulevard, Beverly Hills, California 90210, and hereby revoke(s) any proxies heretofore given. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. This proxy is revocable and the undersigned may revoke it at any time prior to its exercise. Attendance of the undersigned at the above meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned votes said shares in person. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal Securities laws. (Continued and to be voted on reverse side.) Proxy — Guess?, Inc. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
PROPOSAL NO. 1: ELECTION OF CLASS I DIRECTOR (Item 1 on Proxy Card)
PROPOSAL NO. 2: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE GUESS?, INC. 2002 EMPLOYEE STOCK PURCHASE PLAN (Item 2 on the Proxy Card)
AGGREGATE PAST PURCHASES UNDER THE GUESS?, INC. 2002 EMPLOYEE STOCK PURCHASE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Item 3 on Proxy Card)
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS Independent Registered Public Accountants Fee Summary
REPORT OF THE AUDIT COMMITTEE
DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND BOARD MATTERS
EXECUTIVE AND DIRECTOR COMPENSATION
Non-Employee Director Compensation
Compensation Discussion and Analysis
Compensation Committee Report on Executive Compensation(1)
Compensation Committee Interlocks and Insider Participation
Summary Compensation Table
Compensation of Named Executive Officers
Description of Employment Agreements
Grants of Plan-Based Awards in Fiscal 2012
Description of Plan-Based Awards
Outstanding Equity Awards at Fiscal 2012 Year-End
Option Exercises and Stock Vested in Fiscal 2012
Non-Qualified Deferred Compensation Plan Table—Fiscal 2012
Pension Benefits Table—Fiscal 2012
Potential Payments Upon Termination or Change in Control
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
  APPENDIX A
GUESS?, INC. 2002 EMPLOYEE STOCK PURCHASE PLAN (Amended and Restated Effective March 12, 2012)
  EXHIBIT A
Employee Stock Purchase Plan Terms and Conditions
  EXHIBIT B